Exhibit (c)(8)

Confidential Project Pelican Preliminary Discussion Materials for the Board of Directors Real Estate Investment Banking March 2, 2017

KeyCorp & KeyBanc Capital Markets KeyBanc Capital Markets is a trade name under which the corporate and investment banking products and services of KeyCorp and its subsidiaries, KeyBanc Capital Markets Inc., Member NYSE/FINRA/SIPC, and KeyBank National Association (“KeyBank N.A.”), are marketed. Securities products and services are offered by KeyBanc Capital Markets Inc. and by its licensed securities representatives. Banking products and services are offered by KeyBank N.A. A number of our corporate and institutional team members are employed by both KeyBanc Capital Markets Inc. and KeyBank N.A. These “dual employees” are licensed securities representatives of KeyBanc Capital Markets Inc., and they are there to better serve your needs, by making available both securities and banking products and services. Further, in connection with our effort to deliver a comprehensive array of banking and securities products and services to you in a seamless manner, from time to time KeyBank N.A. and KeyBanc Capital Markets Inc. will share with each other certain non-public information that you provide to us. Of course, as always, this information will not be shared or otherwise disclosed outside of the KeyCorp organization without your express permission. Please also be assured that, as with other banks and broker-dealers, KeyBank N.A. and KeyBanc Capital Markets Inc. adhere to established internal procedures to safeguard your corporate information from areas within our organization that trade in or advise clients with respect to the purchase and sale of securities. THE OBLIGATIONS OF KEYBANC CAPITAL MARKETS INC. ARE NOT OBLIGATIONS OF KEYBANK N.A. OR ANY OF ITS AFFILIATE BANKS, AND NONE OF KEYCORP’S BANKS ARE RESPONSIBLE FOR, OR GUARANTEE, THE SECURITIES OR SECURITIES -RELATED PRODUCTS OR SERVICES SOLD, OFFERED OR RECOMMENDED BY KEYBANC CAPITAL MARKETS INC. OR ITS EMPLOYEES. SECURITIES AND OTHER INVESTMENT PRODUCTS SOLD, OFFERED OR RECOMMENDED BY KEYBANC CAPITAL MARKETS INC., IF ANY, ARE NOT BANK DEPOSITS OR OBLIGATIONS AND ARE NOT INSURED BY THE FDIC. 2

Table of Contents Section I Executive Summary Section II Portfolio Overview Section III Preliminary Valuation Section IV Individual Property Overviews Appendix Benchmarking Analysis 3

Confidential Executive Summary

Executive Summary KeyBanc Capital Markets (“KeyBanc” or “KBCM”) is pleased to meet the special committee of Blue Jay (“Blue Jay” or the “Company”) to discuss our initial thoughts on the Pelican Portfolio (the “Portfolio” or “Pelican”) and our preliminary valuation range ▪ KBCM has analyzed the 19 property Pelican Portfolio. Information we received included: – All public filings, – Consolidated financial model, – ARGUS projections for each asset, – Individual property investment committee memos ▪ The Pelican Portfolio contains solid operators / tenants, quality assets, achieved most of 2016 budgets, but less than 2% annual NOI growth Senior Housing Assets (2 properties) – Meridian (NNN) and Cedarhurst (RIDEA) are considered good operators that cross over with HTI operator base – The two seniors housing assets are newer construction (2009) and 100% private pay with strong operating occupancy (Arcadian=98% and Cedarhurst=96% (1)). Arcadian seems to be struggling to manage expenses, but Cedarhurst is doing very well – Both assets are located in small rural areas that are exposed to limited new supply MOB Assets (17 properties) – MOB portfolio is a good portfolio in terms of age, geographic diversity, tenants and occupancy – Assets have a highly rated tenant base (>50% of annual rent from investment grade tenants) – 71% of sq. ft. of MOB assets (11 of 17 properties) have anchor tenants affiliated with the local hospital providers – Remaining lease term is 6.8 years with 20% of the assets with less than 4 years lease term – Portfolio occupancy is 97% and the average age is 9 years (15 of 17 MOB assets are 100% occupied) Source(s): Company Materials (1) Based on Pelican’s Q3 Investor Presentation, as of 9/30/2016 5

Executive Summary (cont’d.) ▪ The strategic benefits of acquiring Pelican include: – Adds assets which are well known to our organization – Further strengthens exposure to in-favor MOB assets across existing portfolio – Continues to grow the Company’s asset base at a reasonable price – Increases overall portfolio occupancy – Broadens tenant/operator base with additional investment grade tenants – Greater private pay focused asset base in pro forma portfolio – Acquisition of an aggregated portfolio without paying a portfolio premium – Broadly marketed process helps remove potential issues created by a acquisition of an affiliated company Source(s): Company Materials 6

Executive Summary (cont’d.) ▪ However, the Board should consider a number of factors regarding an acquisition of Pelican: – Concerns around acquisition of an affiliated entity – Relatively small portfolio does not move the needle – Four MOB assets have relatively short remaining lease term and potential re-tenanting may be required over next three years (96K sq. ft. of 377K total MOB sq. ft.) – Limited NOI growth in Pelican Portfolio as many tenants have NNN leases with minimal annual rent increases – A number of the assets are located in smaller, rural markets that have below average growth profiles ▪ Pelican provides an opportunity to acquire an aggregated portfolio of known assets with good quality that could be integrated into the broader portfolio at a reasonable price Source(s): Company Materials 7

Executive Summary (cont'd.)

- KeyBanc believes the current cost basis of the portfolio of $127.8 million is an appropriate valuation for the portfolio
  - Implied cap rate of 7.4%[1] with MOB implied $/SF of $295.89 and $/Unit of $136,458 for senior housing assets
- From what we understand, Pelican's advisors broadly marketed the Portfolio for almost a year without finding buyers for the entire Portfolio
  - Pelican's Advisor has stated that there are a number of potential buyers for pieces of the Portfolio
  - Issues for potential buyers include the Portfolio's broad geographic reach, small individual asset size, and a perception of a broken process
- We may have a window to acquire the portfolio at a discount
  - Significant fatigue on part of Board and Advisor
  - Acquisition of all assets significantly removes execution risk
  - **KeyBanc believes original purchase price of $127.8 million is a fair value, but a lower valuation may be achievable**
  - KeyBanc would recommend proposing a 20% discount to cost implying a cash offer of $102.2 [2] million (9.2% implied Cap Rate)

Value in ($ MMs)	At Cost	15% Discount	20% Discount
Original Asset Purchase Price	$127.8	$127.8	$127.8
Proposed Reduction	0.0%	(15.0%)	(20.0%)
Preliminary Purchase Price	$127.8	$108.6	$102.2
Less: Debt	(5.0)	(5.0)	(5.0)
Less: Muscatine NCI	(0.5)	(0.5)	(0.5)
Preliminary Net Cash Purchase Price	$122.3	$103.2	$96.8
Plus: Cash	16.4	16.4	16.4
Plus: Net Other Assets & Other Liabilities	0.1	0.1	0.1
Equity Value before Transaction Fees	$138.8	$119.6	$113.2
Share Count (in millions)	6.93	6.93	6.93
Preliminary Price per Share	$20.02	$17.26	$16.33
Implied 2017 Cap Rate [1]	7.35%	8.64%	9.18%
Implied $ / SF - MOBs [1]	$295.89	$251.50	$236.71
Implied $ / Unit - Senior Housing [1]	$136,458	$115,990	$109,167

Source(s): Company Materials, balance sheet items as of 9/30/2016
Note: UnityPoint NCI is presented at book value as of 9/30/2016
(1) Cap rate, implied $/SF and $/Unit metrics based on asset purchase price
(2) Implies $16.33 per share

KeyBanc Capital Markets

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Execution and Diligence Considerations Additional Considerations ▪ KeyBanc recommends Blue Jay purchase the assets rather than the stock of Pelican – An asset acquisition is preferred as Blue Jay is not exposed to the liabilities of Pelican’s ownership entity ▪ KeyBanc expects this transaction to be financed using Blue Jay’s credit facility – We have not yet discussed the financing of the transaction with our lending organization – Subsequent to the Special Committee approval we will coordinate the financing with our lending partners Additional Diligence Considerations ▪ Further conversations with various asset managers, specifically with respect to tenant releasing, current market rents versus in-place rents, and any expected concessions / free rent ▪ Discuss G&A with Pelican management to gain a deeper understanding into specific costs ▪ Confirm future CapEx assumptions ▪ Determine how quickly ownership transfers can be executed for any licensed / regulated facilities ▪ KeyBanc’s analyses are based on the consolidated financial model provided by Pelican; confirm these projections via detailed evaluation of lease by lease assumptions included in ARGUS and reconcile to Pelican databook ▪ Review Blue Jay’s standalone information and perform accretion dilution analysis ▪ Do we need to hire third parties to review environmental, property condition assessments, etc.? 9

Illustrative Process Timeline Prep Internal Negotiation Process Proxy Closing Dates Description March 2 • Present Project Pelican to Blue Jay Special Committee March 3 • Submit Preliminary Indication of Interest (IOI) Week of March 6 • Negotiate purchase price and key terms Week of March 13 • Agree to value and key terms Weeks of March 13, • Begin Confirmatory Due Diligence 20, and 27 • Prepare APA • Deliver fairness opinion Week of April 3 • Sign APA • Announce signing of definitive agreement via press release Weeks of April 10 & • Preparation of proxy materials by Pelican April 17 Weeks of April 24 – • Distribute Proxy Materials May 15 • File Merger Proxy with SEC Week of May 22 • Pelican holds Proxy Vote Week of May 29 • Closing (assumes efficient closing of any license transfers, third party approvals and debt assumptions) Calendar March 2017 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 April 2017 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 May 2017 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Federal Holiday Key Dates 10

Confidential Overview of Pelican’s Portfolio

Overview of Pelican’s Portfolio Pelican’s portfolio of 19 assets is geographically diverse – spanning 10 states across the US Medical Office Buildings NNN Seniors Housing RIDEA Seniors Housing Source(s): Company Materials 12

Pelican Portfolio Summary

Portfolio Summary

Total Square Feet / Units	467,923 / 120
Number of States	10
Number of Properties	19
MOB Square Feet	376,573
Portfolio Occupancy	97.2%
Aggregate Acquisition Price	$127.8mm
2016E/2017E Net Operating Income	$9.4mm/$9.4mm
Weighted Average Property Age (1)	6.8 Years
Total Debt (Philip Professional Center Note) (2)	$5.0mm

NOI Breakdown

State	2016E NOI ($000s)(3)	% of NOI
Illinois	$2,868	30.5%
Georgia	1,155	12.3%
Michigan	1,154	12.3%
Florida	1,036	11.0%
Minnesota	1,016	10.8%
Arizona	526	5.6%
Texas	459	4.9%
Ohio	421	4.5%
Iowa	412	4.4%
Kentucky	350	3.7%
Total	**$9,396**	**100.0%**

Top Tenants / Operators (52% of ABR is with Investment Grade Tenants (4))

Top Tenants / Operators	% of Annual Base Rent(4)	Moody's / S&P Rating
Summit Orthopedics, Ltd.	10.4%	NA
Cedarhurst Management(5)	8.9%	NA
Presence Health	8.8%	Baa3 / BBB-
United States of America (GSA)	8.1%	Aaa / AA+
Beaumont Health	7.1%	A1 / A
Trinity Regional Health System	7.0%	Aa3 / AA-
Northside Hospital Inc.	6.2%	Aa3 / NA
The MetroHealth System	4.2%	A3 / A-
Lee Memorial Health System	3.8%	A2 / A
Texas Health Resources	3.7%	Aa2 / AA
Meridian Senior Living	3.6%	NA
Cardiology Associates of N. IL	3.3%	NA
Michigan Adult & Child Medicine	2.8%	NA
Illinois Cancer Care	2.6%	NA
DaVita Dialysis	2.4%	Ba3 / BB
SMI Imaging	2.3%	NA
Fresenius Medical Care	1.8%	Ba2 / BBB-
Theodore Shreiber, MD	1.6%	NA
Kaiser Foundation	1.5%	A3 / AA-
Renal Hypertension Center	1.4%	NA
Other	8.2%	(6)
Total:	**100.0%**	

Source: Company materials (1) Weighted by square feet and age based on built or most recent renovation
(2) Philip Professional Center note has a fixed rate of 4.0% and matures in October 2019, and is open for pre-payment without a premium beginning April 1, 2019; estimated balance as of 12/31/2016
(3) Based on consolidated financial model provided in the Pelican datasite
(4) Base rent as of 09/30/2016 ; (5) Based on 2016 NOI
(6) Walgreens (Madison Medical Plaza) rated "Baa2" by Moody's and "BBB" by S&P

KeyBanc Capital Markets

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Property Listing

Property / Portfolio	Location	Yr. Built / Reno.	Primary Tenant	Acquisition Date	Rentable Square Feet	M / S Tenant NNN / RIDEA	Occupancy
Medical Office Buildings							
DaVita Bay Breeze Dialysis Center	Largo, FL	2012	DaVita Inc.	Mar-15	7,247	S	100.0%
RAI Care Center	Palm Harbor, FL	1973 / 2009	Fresenius Medical Care	Apr-15	14,936	M	100.0%
DaVita Dialysis	Hudson, FL	1973 / 2009	DaVita Inc.	May-15	8,984	M	100.0%
Rockwall Medical Plaza	Rockwall, TX	2009	Texas Health Resources	Jun-15	18,176	M	100.0%
Decatur MOB	Decatur, GA	1993	Northside Hospital, Inc.	Jul-15	20,800	S	100.0%
MetroHealth Buckeye Health Center	Cleveland, OH	2005	The MetroHealth System	Aug-15	25,070	S	100.0%
Philip Professional Center (2 buildings)	Lawrenceville, GA	2008	United States of America (GSA)	Aug-15	31,483	M	93.9%
Illinois CancerCare Clinic	Galesburg, IL	2014	Illinois Cancer Care, P.C.	Aug-15	9,211	S	100.0%
Galesburg VA Outpatient Clinic	Galesburg, IL	2013	United States of America (GSA)	Aug-15	9,979	S	100.0%
Woodlake Office Center	Woodbury, MN	2009	Summit Orthopedics, Ltd.	Sep-15	36,375	S	100.0%
Greenfield Medical Center	Gilbert, AZ	2001	SMI Imaging, LLC	Oct-15	28,489	M	100.0%
Lee Memorial Health System Outpatient Center	Fort Myers, FL	1998	Lee Memorial Health System	Oct-15	24,174	S	100.0%
Beaumont Medical Center	Warren, MI	2005	Beaumont Health	Dec-15	35,219	M	95.2%
Madison Medical Plaza	Joliet, IL	2007	Presence Health	Dec-15	70,023	M	89.4%
UnityPoint Muscatine	Muscatine , IA	2015	Trinity Regional Health System	Dec-15	21,767	S	100.0%
UnityPoint Moline	Moline , IL	2013	Trinity Regional Health System	Dec-15	14,640	S	100.0%
Medical Office Buildings Total					***376,573***		***97.1%***
NNN Seniors Housing							
Arcadian Cove Assisted Living	Richmond, KY	2009	Meridian Senior Living	Aug-15	34,650 SF / 49 Units	NNN	100.0% (1)
NNN Seniors Housing					***34,650 SF / 49 Units***		***100.0%***
RIDEA Seniors Housing							
Cedarhurst of Collinsville	Collinsville, IL	2009	Cedarhurst Senior Living, LLC	Aug-15	56,700 SF / 71 Units	RIDEA	96.2%
RIDEA Seniors Housing					***56,700 SF / 71 Units***		***96.2%***
Total Portfolio					***467,923***		***97.2%***

KeyBanc Capital Markets

Source: Company materials, SEC filings
(1) Operating occupancy of 98.0% as of 9/30/2016

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Property Listing (cont'd.)

Property / Portfolio	Location	Remaining Lease Term (Years)	Purchase Price ($ 000s)	Purchase Cap Rate	Rent Increases (annually)	Affiliated / Non Affiliated	On/Off Campus
Medical Office Buildings							
DaVita Bay Breeze Dialysis Center	Largo, FL	10.7	$1,650	6.95%	2.0%	Non-affiliated	Off campus
RAI Care Center	Palm Harbor, FL	8.2	4,750	7.23%	CPI; 3.0% max	Non-affiliated	Off campus
DaVita Dialysis	Hudson, FL	8.0	2,725	7.20%	CPI; 3.0% max	Non-affiliated	Off campus
Rockwall Medical Plaza	Rockwall, TX	3.5	6,639	6.81%	1.9% (1)	Affiliated	On campus
Decatur MOB	Decatur, GA	6.1	5,100	6.92%	2.0%	Affiliated	Off campus
MetroHealth Buckeye Health Center	Cleveland, OH	3.6	5,550	7.59%	0.0%	Affiliated	Off campus
Philip Professional Center (2 buildings)	Lawrenceville, GA	11.9	9,000	6.50%	2.5% (2)	Affiliated	Off campus
Illinois CancerCare Clinic	Galesburg, IL	7.9	3,400	7.27%	2.0%	Non-affiliated	Off campus
Galesburg VA Outpatient Clinic	Galesburg, IL	6.8	2,630	7.03%	0.0%	Affiliated	Off campus
Woodlake Office Center	Woodbury, MN	6.0	14,900	6.77%	2.0%	Non-affiliated	Off campus
Greenfield Medical Center	Gilbert, AZ	3.6	7,000	7.04%	3.0%	Non-affiliated	Off campus
Lee Memorial Health System Outpatient Center	Fort Myers, FL	2.0	5,275	7.16%	CPI; 3.0% max	Affiliated	Off campus
Beaumont Medical Center	Warren, MI	5.3	13,650	6.67%	3.0%	Affiliated	Off campus
Madison Medical Plaza	Joliet, IL	4.9	19,500	6.28%	3.0%	Affiliated	On campus
UnityPoint Muscatine	Muscatine , IA	8.5	5,886	7.00%	0.0% / 10% (3)	Affiliated	Off campus
UnityPoint Moline	Moline , IL	7.3	3,767	7.00%	0.0% / 10% (3)	Affiliated	Off campus
Medical Office Buildings Total		***6.2***	***$111,423***				
NNN Seniors Housing							
Arcadian Cove Assisted Living	Richmond, KY	13.9	$4,775	7.37%	2.5%	NA	NA
NNN Seniors Housing		***13.9***	***$4,775***				
RIDEA Seniors Housing							
Cedarhurst of Collinsville	Collinsville, IL	NA	$11,600	7.14%	NA	NA	NA
RIDEA Seniors Housing			***$11,600***				
Total Portfolio		***6.8***	***$127,798***	***6.86%***			

KeyBanc Capital Markets

Source: Company materials, SEC filings
(1) Average annual rent increase of all leases
(2) VA building has annual rent increase of 1.6%
(3) One time rent increase of 10% in 2020

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Top Tenants / Operators

Tenant / Asset	Overview	Tenant / Asset	Overview
Summit Orthopedics (10.4% of rent) *Woodlake Office Center* *Woodbury, MN*	▪ Summit Orthopedics was founded over 25 years ago and is **one of Minnesota's largest orthopedic groups** ▪ The group is headquartered in Woodbury, Minnesota and is home to over 40 surgeons and non-operative physicians offering a full spectrum of orthopedic sub-specialty care ▪ Summit has more than 500 full-time employees providing quality care at its numerous locations throughout Minnesota ▪ Woodlake is a flagship location for Summit and is one of 14 facilities they operate in	United States of America (GSA) (8.1% of rent) *Galesburg VA and Philip Professional Center* *Galesburg, IL and Lawrenceville, GA*	▪ The Veterans Health Administration is America's largest integrated health care system with over 1,700 sites of care, serving 8.76 million Veterans each year ▪ The VHA provides a broad range of primary care, specialized care, and related medical and social support services ▪ The VHA is also the Nation's largest integrated provider of health care education and training for physician residents and other health care trainees ▪ The Galesburg VA functions very similarly to a typical doctor's office and provides primary care, preventative health, and wellness services ▪ The Philip Professional Center location provides counseling, family therapy and readjustment counseling services
Cedarhurst Management (8.9% of rent) *Cedarhurst of Collinsville* *Collinsville, IL*	▪ Cedarhurst Living is Midwest-focused operator of seniors housing facilities providing best in class memory care, assisted living, and independent living services to its residents ▪ Headquartered in Saint Louis, Missouri, Cedarhurst currently manages eight properties, with six opening in 2017, located in Missouri, Kansas, and Illinois ▪ Cedarhurst is a subsidiary of Dover Development led by CEO Joshua Jennings who has a strong track record of developing diverse assets in Midwestern markets	Beaumont Health (7.1% of rent) *Beaumont Medical Center* *Warren, MI*	▪ Beaumont Health, a not-for-profit, is the **largest healthcare system in Southeast Michigan** with $4.1 billion in total revenues ▪ It consists of eight hospitals with 3,399 beds, 168 outpatient sites 5,000 physicians and 35,000 employees ▪ In 2015, the combined organizations had 177,819 inpatient admissions, 17,151 births and 545,825 emergency visits ▪ It has affiliations with Oakland University William Beaumont School of Medicine, Michigan State University College of Osteopathic Medicine, and Wayne State University School of Medicine ▪ Rated "**A1**"/"**A**" by Moody's and S&P, respectively ▪ Beaumont Health leases 56.7% of the assets' square feet (60.0% of occupied square feet)
Presence Health (8.8% of rent) *Madison Medical Plaza* *Joliet, IL*	▪ Presence Health is the **second largest health system based in Illinois**, with more than 150 locations around the state, including 11 hospitals, 27 long-term care and senior living facilities, more than 50 primary and specialty care clinics, and 6 home health agencies ▪ The health system has hospital operations throughout Chicago, as well as in Des Plaines, Evanston, Aurora, Elgin, Joliet, Kankakee, Urbana, and Danville ▪ Rated "**Baa3**"/"**BBB-**" by Moody's and S&P, respectively ▪ Presence Health leases 58.2% of the assets' square feet (65% of the occupied square feet)	Trinity Health (7.0% of rent) *UnityPoint Moline and UnityPoint Muscatine* *Moline, IA and Muscatine, IA*	▪ Founded in 1978 ,Trinity Health is a health system with nationwide coverage across 22 states ▪ Trinity Health is comprised of 93 hospitals, 120 continuing care facilities and home agencies generating annual operating revenues of $15.9 billion, with total assets of over $23.4 billion ▪ Trinity employs more than 97,000 employees, including 5,300 physicians ▪ **Rated "Aa3"/"AA-" by Moody's and S&P, respectively**

KeyBanc Capital Markets

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Demographics by Property 2018 2013-2018 2018 Median 13-'18 Median 2018 13-'18 Population Property Population Population Rate Households Income Households Inc. CAGR Population 75+ 75+ CAGR 3 mile 5 mile 3 mile 5 mile 3 mile 5 mile 3 mile 5 mile 3 mile 5 mile 3 mile 5 mile DaVita Bay Breeze Dialysis Center - Largo, FL 103,022 225,881 0.35% 0.28% $46,275 $49,064 3.13% 3.41% 14,629 30,494 6.27% 7.79% RAI Care Center - Clearwater, FL 104,336 213,975 0.15% 0.25% $51,849 $54,433 3.54% 3.42% 17,424 28,245 5.14% 6.06% DaVita Dialysis - Hudson, FL 35,832 71,522 0.56% 0.39% $35,542 $36,529 3.19% 2.71% 6,235 10,729 4.64% 4.75% Rockwall Medical Plaza - Rockwall, TX 34,765 87,637 2.22% 1.90% $87,396 $89,220 2.56% 2.61% 1,947 3,856 22.53% 20.87% Decatur MOB - Decatur, GA 92,218 286,850 0.70% 0.81% $59,702 $55,151 3.87% 3.47% 5,718 13,769 7.01% 8.63% MetroHealth Buckeye Health Center - Cleveland OH 155,027 337,679 (0.38%) (0.38%) $29,863 $35,265 3.03% 4.16% 10,697 24,988 2.59% 2.26% Philip Professional Center - Lawrenceville, GA 80,220 208,086 1.39% 1.58% $64,706 $76,410 3.62% 4.84% 2,567 5,826 10.58% 21.13% Galesburg VA Clinic / Illinois CancerCare Clinic 29,365 34,319 (0.15%) (0.15%) $37,353 $37,952 2.17% 1.90% 3,083 3,569 5.28% 6.43% Woodlake Office Center - Woodbury, MN 58,683 198,655 0.46% 0.63% $84,861 $71,597 3.88% 3.90% 2,993 9,734 4.35% 7.59% Greenfield Medical Center - Gilbert AZ 118,680 334,990 1.19% 1.27% $80,675 $68,497 4.78% 4.60% 5,578 24,119 10.79% 9.54% Lee Memorial Outpatient Center - Fort Myers, FL 61,782 152,957 1.45% 1.48% $54,226 $54,094 3.21% 3.36% 9,514 22,332 10.33% 12.25% Beaumont Medical Center - Warren MI 105,157 310,809 0.23% 0.15% $53,965 $52,354 3.60% 3.84% 11,462 26,729 3.04% 6.98% Madison Medical Plaza - Joliet, IL 85,507 177,390 0.21% 0.33% $54,439 $60,814 2.20% 2.78% 5,643 9,579 4.20% 5.58% UnityPoint Muscatine - Muscatine, IA 15,588 27,349 0.47% 0.27% $60,929 $57,787 4.05% 4.38% 1,029 1,832 7.22% 6.11% UnityPoint Moline - Moline, IL 46,646 98,872 (0.11%) (0.01%) $53,559 $51,236 2.44% 2.55% 4,851 9,096 7.76% 6.90% Arcadian Cove - Richmond, KY 19,564 39,925 0.84% 0.86% $33,437 $39,716 3.11% 3.50% 802 2,316 9.60% 14.24% Cedarhurst of Collinsville - Collinsville, IL 33,308 57,191 (0.28%) 0.02% $59,828 $68,884 3.10% 4.11% 2,365 3,832 6.10% 8.20% Total / Average 69,394 168,476 0.55% 0.57% $55,800 $56,412 3.26% 3.50% 6,267 13,591 7.50% 9.14% National Average (1) 1.03% $53,706 1.28% 10.70% Source: SNL Financial, U.S. Census (1) National average represents 2015 estimates and 2015-2020 growth projections 17

Impact of the Pelican Portfolio HTI Pelican Pro Forma HTI Gross Real Estate Investment(1) $2,337 Million $128 Million $2,465 Million Number of Properties 163 19 182 Number of States 29 10 31 Square Footage 8,383,679 + 467,923 = 8,851,602 Occupancy 92% 97% 92% Weighted Average Lease Term 7.3 Years 6.8 Years 7.3 Years Source: Company materials, SEC filings (1) HTI metric defined as “Total Real Estate Investments, at Cost” from HTI Q3 2016 IP and Pelican metric defined as “base purchase price” from Pelican 9/30/2016 10-Q 18

Confidential Preliminary Valuation

Pelican’s Projections ▪ Projections ($000s) 2016P 2017P 2018P 2019P 2020P 2021P through 2020 Total Tenant Revenue $11,651 $11,750 $11,832 $12,014 $12,218 $12,408 based on Pelican Expense Recoveries 3,236 3,314 3,402 3,525 3,617 3,718 provided Total Revenue $14,887 $15,064 $15,233 $15,539 $15,835 $16,126 consolidated Y / Y Growth 1.2% 1.1% 2.0% 1.9% 1.8% financial model Operating Expenses (5,491) (5,678) (5,817) (5,957) (6,108) (6,272) ▪ 2021+ projections assume revenue, expense, and capex growth consistent with 2016-2020 CAGRs ▪ Assumes 5% UnityPoint NCI stays in place and Philip Professional Center debt is assumed Net Operating Income $9,396 $9,386 $9,417 $9,581 $9,727 $9,854 Y / Y Growth (0.1%) 0.3% 1.7% 1.5% 1.3% NOI Margin 63.1% 62.3% 61.8% 61.7% 61.4% 61.1% Adjustment: NOI Attributable to NCI (1) (34) (34) (21) (21) (21) (21) NOI after NCI $9,362 $9,352 $9,396 $9,561 $9,706 $9,832 G&A Expenses (2) (3) (1,400) (1,435) (1,471) (1,508) (1,545) (1,584) EBITDA $7,962 $7,917 $7,925 $8,053 $8,160 $8,248 Y / Y Growth (0.6%) 0.1% 1.6% 1.3% 1.1% EBITDA Margin 53.5% 52.6% 52.0% 51.8% 51.5% 51.1% Plus: Non-Cash FFO Adj. (4) 706 554 377 203 40 40 Less: Interest Expense (201) (197) (193) (189) (184) (184) FFO $8,467 $8,274 $8,109 $8,068 $8,016 $8,104 Y / Y Growth (2.3%) (2.0%) (0.5%) (0.6%) 1.1% Less: Non-Cash FFO Adj. (4) (706) (554) (377) (203) (40) (40) Less: Capex (2) (283) (289) (295) (301) (307) (313) Adjustments to FFO ($989) ($843) ($672) ($504) ($347) ($353) AFFO $7,478 $7,431 $7,437 $7,564 $7,669 $7,751 Y / Y Growth (0.6%) 0.1% 1.7% 1.4% 1.1% (1) 5% UnityPoint non-controlling interest (2) Based on REIT guidance and the provided consolidated financial model, not based on ARGUS files (3) General and administrative expenses primarily consists of professional fees, board of director costs and directors' and officers‘ insurance 20 (4) Includes straight line rent, above and below market leases, and above market ground lease liabilities

Summary of Preliminary Valuation Based on initial valuations, KeyBanc believes the Portfolio has a value between $120 and $128 million Pricing Method NAV Analysis Portfolio Transaction Comps Discounted Cash Flow 2017 Public Comparables Cap Rate 2017 Public Comparables EV / EBITDA 2018 Public Comparables EV / EBITDA 2017 Public Comparables P / AFFO 2018 Public Comparables P / AFFO 2017 Public Comparables P / FFO 2018 Public Comparables P / FFO Implied Portfolio Price Range Based On Implied Price Range $120mm - $128mm ▪ Individual Asset NAVs $124. $133.4 $125 $128.3 ▪ Portfolio transaction comparables $126.9 ▪ WACC range of 9.00% - 11.00%; $112.4 exit cap rate of 7.25% - 7.75% $141.3 $149.7 ▪ Based on 6.2% - 6.6% cap rate $120.8 $127.9 ▪ Based on 15.3x – 16.2x multiple $110.5 $117.0 ▪ Based on 13.7x – 14.5x multiple $117.1 $124.0 ▪ Based on 15.0x – 16.0x multiple $112.2 $118.9 ▪ Based on 14.4x– 15.3x multiple $116.9 $123.8 ▪ Based on 13.5x– 14.3x multiple $105.5 $111.7 ▪ Based on 12.7x– 13.5 multiple $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $0.0 Asset Value ($mm) 21

NAV Analysis

Units in millions except per unit values	Cap Rate			Ent. Value		Prior Acq. Price	$ SF Implied	
	High	Low	2017E NOI	Low	High	Total	Low	High
Medical Office Building Portfolio								
DaVita BayBreeze Dialysis Center	7.00%	7.50%	$0.1	$1.6	$1.7	$1.7	$215.1	$230.4
RAI Cancer Center	7.25%	7.75%	0.4	4.5	4.9	4.8	304.2	325.2
DaVita Dialysis	7.25%	7.75%	0.2	2.6	2.8	2.7	290.1	310.1
Rockwall Medical Plaza	6.75%	7.25%	0.5	6.5	6.9	6.6	355.6	381.9
Decatur MOB	7.25%	7.75%	0.5	6.2	6.6	5.1	297.1	317.6
MetroHealth Buckeye Health Center	7.85%	8.35%	0.4	5.0	5.4	5.6	201.2	214.0
Phillips Professional Center	6.70%	7.20%	0.6	8.9	9.5	9.0	281.5	302.5
Illinois CancerCare Clinic	7.50%	8.00%	0.3	3.2	3.4	3.4	344.9	367.9
Galesburg VA Outpatient Clinic	7.25%	7.75%	0.2	2.4	2.5	2.6	238.5	254.9
Woodlake Office Center	6.75%	7.25%	1.0	14.3	15.3	14.9	392.8	421.9
Greenfield Medical Center	7.25%	7.75%	0.5	6.8	7.3	7.0	240.4	257.0
Lee Memorial Health System Outpatient Center	7.50%	8.00%	0.4	4.8	5.1	5.3	198.6	211.8
Beaumont Medical Center	7.00%	7.50%	1.1	15.1	16.2	13.7	429.4	460.1
Madison Medical Plaza	6.50%	7.00%	1.2	17.8	19.2	19.5	254.8	274.4
UnityPoint Muscatine	7.25%	7.75%	0.4	5.3	5.7	5.9	244.3	261.1
UnityPoint Moline	7.25%	7.75%	0.3	3.4	3.6	3.8	232.3	248.3
Medical Office Building Portfolio - Total			$8.1	$108.4	$116.2	$111.4	$287.9	$308.6
Implied Cap Rate - Medical Office Building				*7.5%*	*7.0%*			

Units in millions except per unit values	Cap Rate			Ent. Value		Prior Acq. Price	$ Unit Implied - ($000s)	
	High	Low	2017E NOI	Low	High	Total	Low	High
Seniors Housing Portfolio								
Arcadian Cove Assisted Living	7.50%	8.00%	$0.4	$4.5	$4.8	$4.8	$91.5	$97.6
Cedarhurst of Collinsville	7.25%	7.75%	0.9	11.6	12.4	11.6	163.7	175.0
Seniors Housing Portfolio - Total			$1.3	$16.1	$17.2	$16.4	$134.2	$143.4
Implied Cap Rate - Seniors Housing				*7.8%*	*7.3%*			
Total Portfolio			$9.4	$124.5	$133.4	$127.8	NA	NA
Implied Cap Rate - Total Portfolio				*7.5%*	*7.0%*			

KeyBanc Capital Markets

22

Transaction Comparables – Medical Office Building

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
1/17/2017	632 Del Prado Boulevard North	Global Medical REIT	Robert O'Grady	Cape Coral	FL	$7.3	25,814	$281	NA	NA
1/4/2017	208 Lifeline Road	Spirit Realty Capital	Alabama Clinics; Shakir Meghani	Stroudsburg	PA	3.6	19,928	179	NA	NA
12/22/2016	Alabama Clinics	Carter Validus Mission	United Surgical Prtnrs	Dothan	AL	2.4	7,954	302	8.0%	100%
12/21/2016	Maplewood Professional Building	NA	NA	Saint Paul	MN	12.6	48,500	260	7.0%	94%
12/21/2016	Fresenius Medical Care	Elliott Bay Capital Trust	Susan A Snyder	Birmingham	AL	1.8	7,896	225	6.8%	100%
12/13/2016	Advocate Medical Group	Physicians Realty Trust	DDC North	Olympia Fields	IL	5.9	16,020	365	7.7%	100%
11/12/2016	Medical Building	NA	NA	Oklahoma City	OK	3.2	25,200	128	NA	NA
11/10/2016	Legacy Lakes Plaza	Phoenix Realty Mgmt	Read King	Frisco	TX	6.4	18,280	350	6.3%	100%
11/9/2016	13590 North Meridian Street	Capital Square 1031	COP Cleveland East LLC	Carmel	IN	4.6	15,632	294	7.8%	NA
10/27/2016	Fresenius Cleveland	Ilya Spivak; Vladimir Budker	Varde Partners	Cleveland	OH	10.8	31,365	344	6.0%	100%
10/26/2016	The Pointe	NA	Mosner Group	Crown Point	IN	6.3	51,841	121	7.6%	85%
10/19/2016	DuPage Medical Group	R3d Star Builders LLC	South Dade Builders Inc	Naperville	IL	3.1	10,000	306	7.3%	100%
10/19/2016	DuPage Medical Group	Community Healthcare Trust	NA	Naperville	IL	3.1	10,000	306	7.3%	100%
10/17/2016	14740 SW 26th St	NA	NA	Miami	FL	5.0	22,880	219	NA	0%
10/13/2016	UH Walden Health Center	Physicians Realty Trust	Peter M Will MD	Aurora	OH	3.3	11,000	297	9.3%	100%
9/30/2016	Spring Ridge Medical Center	SunTrust Equity	Red Top Building LLC	Reading	PA	6.1	20,987	291	6.8%	100%
9/16/2016	NTC Medical Plaza	NA	NA	Clermont	FL	6.9	20,000	345	NA	NA
9/13/2016	4438 Centerview Dr	Indiantown Road LLC	Alan Cornell; M&L 18 Realty Associates LP	San Antonio	TX	4.9	15,000	326	6.3%	100%
8/11/2016	1301 Ring Rd	Flagler Inv Prop Grp	Schmier & Feurring Props	Elizabethtown	KY	4.5	12,000	375	6.3%	100%
8/10/2016	8198 Jog Road	Mohawk Medical Properties REIT	Florida Otolaryngology Group	Boynton Beach	FL	6.0	27,248	220	NA	NA
8/1/2016	1221 S State Road 7	Mohawk Medical Properties REIT	Michael S Mokris	Wellington	FL	5.8	22,498	256	NA	NA
7/12/2016	University Boulevard Medical Center	Phoenix Professional Enterprises	Sarasota Professional Enterprises II LLP	Winter Park	FL	8.6	31,067	277	NA	100%
7/8/2016	Metrowest Medical Center	Gibraltar Crossings LLC	Sun 1031 LLC	Orlando	FL	6.0	24,093	249	NA	100%
7/7/2016	2001 Webber St	Marleen Escalante	Kevin S Cole	Sarasota	FL	3.4	20,124	166	NA	NA
7/6/2016	Gibraltar Office Center	Stage Equity Partners	Stanmore Dev	Palm Harbor	FL	3.0	23,684	127	NA	NA
6/29/2016	3280 Greenwald Way North	Coastal Cloud Properties LLC	Robert M Brandy	Kissimmee	FL	5.3	21,632	244	NA	NA
5/19/2016	TLC Medical Arts Building	Ikonkar LLC	Monument - 9A Medical Imaging Center LC	Lady Lake	FL	10.6	29,018	365	NA	NA
4/20/2016	Rezin Orthopedics & Sports	Luis Malo	Breakers Cap Prtnrs	Joliet	IL	2.6	9,400	274	8.0%	100%
4/19/2016	Decatur Memorial Hospital MRI Center	Physicians Realty Trust	Monterey Triangle Asc Real Estate II	Forsyth	IL	4.4	10,672	408	7.7%	100%
4/8/2016	Monument 9A Imaging Center	Elliott Bay Capital Trust	Susan A Snyder	Jacksonville	FL	4.2	26,018	162	NA	100%
4/1/2016	Forsyth Professional Center	NA	Mosner Group	Forsyth	IL	11.1	45,689	244	8.0%	NA
2/5/2016	Sunset Medical	EA&S Investments JV Et. Al	Roy B Mosser	Miami	FL	11.8	35,002	337	7.0%	90%
2/2/2016	Paletsky Medical Office Building	Roberty J Ernst	Roy B. Mosser	Fort Myers	FL	5.1	15,488	326	NA	NA

	Purchase Price ($ million)	Total SF	$ / SF	Cap Rate	Occupancy (%)
High	$12.6	51,841	$408	6.0%	100.0%
Average	$5.7	22,180	$272	7.3%	93.5%
Median	$5.1	20,987	$281	7.3%	100.0%
Low	$1.8	7,896	$121	9.3%	0.0%

Source: Real Capital Analytics; select single asset MOB transactions over the past 12 months of similar size (under 75K sq. ft. focusing on assets in 20K-30K sq. ft. range), markets (suburban, tertiary markets), age (generally built after 2000), and quality

KeyBanc Capital Markets

23

Transaction Comparables – Seniors Living

Date	Name	Buyer	Seller	City	State	Purchase Price ($ million)	Units	$ / Unit	Cap Rate	Occupancy (%)
1/19/2017	Carlton Assisted Living of Huntersville	G-A Healthcare REIT III	Carlton Assisted Living	Huntersville	NC	$15.0	96	$156,250	NA	NA
12/8/2016	Fountains of Troy	Select Income REIT	Wilkinson Corporation	Troy	IL	9.3	63	147,619	NA	NA
12/8/2016	The Fountains of Shiloh	Select Income REIT	Wilkinson Corporation	Belleville	IL	9.3	63	147,619	7.5%	NA
12/5/2016	Oakwood Terrace Assisted Living	Premier Senior Living	Christopher Place Comm	Moosic	PA	8.5	58	146,552	8.0%	95%
12/2/2016	Angels on Arcadian	B & D Fry Holdings LLC	Engwald J & D Trust	De Pere	WI	3.9	60	64,167	NA	NA
12/1/2016	Woodridge Supportive Living	NA	Dynamic Healthcare Inc	Pontiac	IL	7.5	60	125,000	NA	NA
11/22/2016	New Hanover House	Meridian Senior Living	Welltower	Wilmington	NC	7.0	61	114,262	NA	NA
11/3/2016	Stonehaven Assisted Living	Cornerstone Healthcare	Stonehaven Assisted Living LLC	Maumelle	AR	7.2	80	89,375	NA	NA
10/31/2016	Bickford Cottage of Champaign	Bickford Senior Living	HCP Inc	Champaign	IL	10.6	28	377,857	NA	NA
10/31/2016	Bickford House of Bloomington	Bickford Senior Living	HCP Inc	Bloomington	IL	18.5	65	284,853	NA	NA
10/31/2016	Bickford Cottage of Macomb	Bickford Senior Living	HCP Inc	Macomb	IL	8.0	28	284,853	NA	NA
10/20/2016	Hearthstone at Amity	Enlivant	WGRP LP	Douglassville	PA	6.8	100	67,950	NA	NA
7/18/2016	The Village at Athens	LTC Properties	NA	Bogart	GA	14.3	70	204,286	8.0%	NA
7/7/2016	Elmcroft at Oaklawn	Hunt Realty Investments, et. Al	Senior Care Inc	Louisville	KY	9.2	80	114,547	NA	99%
6/21/2016	Randall Residence of Tipp City	Randall Residence	The Granger Group	Tipp City	OH	15.9	80	199,250	NA	NA
5/3/2016	The Springs of Richmond	Welltower	Mainstreet	Richmond	IN	15.0	70	214,286	7.5%	NA
4/21/2016	Clarity Pointe	LTC Properties	Batson-Cook Development	Louisville	KY	14.3	60	237,917	8.0%	NA
2/1/2016	Vintage Hills	Welltower	NA	Ankeny	IA	12.0	66	181,818	6.5%	NA
12/9/2015	Traditions at Solana	Prudential RE Investors	Leo Brown Group LLC	Marion	IN	22.3	105	212,502	NA	NA
10/13/2015	The Waterford at Bridle Brook	Capital Senior Living	Bridle Brook Adult Communities LLC	Mahomet	IL	9.7	78	124,679	NA	NA
9/15/2015	Evergreen Place Supportive Living	Heritage Enterprises	Glenhaven Gardens of Alton LLC	Alton	IL	9.5	92	103,478	NA	NA
8/19/2015	Villas at St Therese Assisted Living	The Villas At Saint Therese Inc	The Villas at Saint Therese Assisted Living Inc	Columbus	OH	6.4	50	127,734	NA	NA
8/18/2015	Stonecroft	Welltower	Mainstreet	Bloomington	IN	18.0	93	193,548	7.5%	NA
7/31/2015	Fairfield Village	National Health Investors et. Al	Jerry McClain Companies	Lancaster	OH	21.0	92	228,261	8.0%	95%
7/29/2015	Whispering Pines Village	Capital Senior Living	Robert N Schwartz	Columbiana	OH	13.3	68	195,221	7.2%	94%
6/1/2015	Waterford Crossing	Trilogy Healthcare Services LLC	The Manor House LP	Goshen	IN	14.0	80	175,000	8.3%	98%
5/29/2015	Primrose Retirement Community of Anderson	CNL Healthcare Properties	Primrose Retirement	Anderson	IN	21.1	76	277,632	NA	NA
5/1/2015	Good Neighbor Care of Sterling	Senior Housing Properties Trust	CNL Lifestyle Props	Sterling	IL	6.5	61	106,219	7.0%	NA
5/1/2015	Grand Victorian of Pekin	Senior Housing Properties Trust	CNL Lifestyle Props	Pekin	IL	18.1	61	297,496	7.0%	NA
5/1/2015	Amber Ridge Assisted Living & Memory Care	Senior Housing Properties Trust	CNL Lifestyle Props	Moline	IL	11.2	40	279,211	7.0%	NA
5/1/2015	Grand Victorian of Washington	Senior Housing Properties Trust	CNL Lifestyle Props	Washington	IL	18.1	61	297,496	7.0%	NA
5/1/2015	Provision Living at Godfrey	Senior Housing Properties Trust	CNL Lifestyle Props	Godfrey	IL	15.7	79	199,139	7.0%	NA
4/29/2015	Bridgewell Hospital	CommuniCare Health Services	Evergreen Southwest Behavioral Health Services	Cincinnati	OH	3.5	24	145,833	NA	0%
4/1/2015	Kentridge at Golden Pond	Senlo Healthcare Props	Wojno Development	Kent	OH	15.4	92	167,065	NA	NA
4/1/2015	The Gables of Hudson	Senlo Healthcare Props	Wojno Development	Hudson	OH	16.8	112	149,554	NA	67%

	Purchase Price ($ million)	Units	$ / Unit	Cap Rate	Occupancy (%)
High	$22.3	112	$377,857	6.5%	99.0%
Average	$12.4	70	$183,958	7.4%	78.3%
Median	$12.0	68	$175,000	7.5%	95.0%
Low	$3.5	24	$64,167	8.3%	0.0%

KeyBanc Capital Markets

Source: Real Capital Analytics; select single asset and small portfolio seniors housing transactions over the past 2 years of similar size (under 100 units focusing on assets in 50-70 unit range), markets (suburban, tertiary Midwest markets), age (generally built after 2000), and quality

24

Precedent Transaction Analysis Medical Office Buildings 2017E NOI Square Feet Metric $8.1 376,573 Portfolio Transaction Metrics Cap Rate $/ Square Foot Low 9.3% $121 Average 7.3% $272 Median 7.3% $281 High 6.0% $408 Implied Valuation Cap Rate $/ Square Foot Low $87.0 $45.4 Average $111.5 $102.3 Median $111.3 $105.8 High $136.2 $153.6 Weighted Average Valuation $111.4 $103.1 Seniors Housing 2017E NOI Units Metric $1.3 120 Portfolio Transaction Metrics Cap Rate $/ Unit Low 8.3% $64,167 Average 7.4% $183,958 Median 7.5% $175,000 High 6.5% $377,857 Implied Valuation Cap Rate $/ Unit Low $15.2 $7.7 Average $17.0 $22.1 Median $16.8 $21.0 High $19.4 $45.3 Weighted Average Valuation $17.0 $22.5 Blended Valuation - Portfolio 2017E Cap Rate Units / Sq. Ft. Metric $9.4 115 Units / 376,573 Implied Portfolio Transaction Metrics Low 9.2% NA Average 7.3% NA Median 7.3% NA High 6.0% NA Implied Valuation Cap Rate $/ Unit or Sq. Ft. Low $102.1 $53.1 Average $128.4 $124.4 Median $128.1 $126.8 High $155.4 $198.9 Average Valuation $128.3 $125.7 Note: Weighted average valuation weighted as 10% Low Valuation, 40% Average Valuation, 40% Median Valuation and 10% High Valuation 25

Discounted Cash Flow KeyBanc performed a discounted cash flow analysis to estimate Pelican’s intrinsic value Projections 2017 2018 2019 2020 2021 Total Revenue $15.1 $15.2 $15.5 $15.8 $16.1 Total Operating Expenses (5.7) (5.8) (6.0) (6.1) (6.3) Net Operating Income $9.4 $9.4 $9.6 $9.7 $9.9 NOI Growth% 0.3% 1.7% 1.5% 1.3% Less: CapEx (0.3) (0.3) (0.3) (0.3) (0.3) Net Other Cash Flow Items ($0.3) ($0.3) ($0.3) ($0.3) ($0.3) Unlevered Free Cash Flow (FCF) $9.1 $9.1 $9.3 $9.4 $9.5 Unlevered FCF Growth% 0.3% 1.7% 1.5% 1.3% Discount Factor (1) 0.953 0.867 0.788 0.716 0.651 Present Value of FCF $8.7 $7.9 $7.3 $6.7 $6.2 Discounted Free Cash Flow Valuation 2022 NOI $10.0 Exit Cap Rate 7.50% Implied Terminal Value $132.8 Total Present Value of FCF $36.9 Present Value of Terminal Value 82.5 Enterprise Value $119.3 Less: Debt (5.0) Less: Muscatine NCI (0.5) Equity Value $113.9 Implied Enterprise Value Exit Cap Rate 7.00% 7.25% 7.50% 7.75% 8.00% 8.00% $135.3 $132.0 $128.9 $126.0 $123.2 WACC 9.00% 130.1 126.9 124.0 121.2 118.6 10.00% 125.2 122.2 119.3 116.7 114.2 11.00% 120.5 117.6 114.9 112.4 110.0 12.00% 116.1 113.3 110.7 108.3 106.0 Note: Based on KBCM investment banking estimates (1) Assumes a 10.00% WACC as well as the mid-year convention 26

Financials by Segment

- Projections based on Pelican provided financial model
- The Medical Office Building segment consists of 17 properties, while the Senior Housing segment consists of 2 properties
- G&A expenses, non-cash FFO adjustments, and capex are allocated based on segment NOI
- The mortgage interest on the Phillips Portfolio segment and the NOI attributable to the UnityPoint MOB NCI are allocated 100% to the medical office building

	2017 Projected			2018 Projected		
$ 000s	Medical Office Buildings	Seniors Housing	Total	Medical Office Buildings	Seniors Housing	Total
Rental Revenue	$8,890	$2,773	$11,664	$8,936	$2,855	$11,791
Other Revenue	0	252	252	0	258	258
Vacancy Allowance	(165)	0	(165)	(218)	0	(218)
Total Tenant Revenue	$8,725	$3,026	$11,750	$8,718	$3,113	$11,832
Expense Recoveries	$3,314	$0	$3,314	$3,402	$0	$3,402
Total Revenue	**$12,038**	**$3,026**	**$15,064**	**$12,120**	**$3,113**	**$15,233**
Operating Expenses	(3,912)	(1,766)	(5,678)	(4,008)	(1,808)	(5,817)
Net Operating Income	**$8,126**	**$1,260**	**$9,386**	**$8,112**	**$1,305**	**$9,417**
NOI Margin	*67.5%*	*41.6%*	*62.3%*	*66.9%*	*41.9%*	*61.8%*
NOI Attr. To NCI	(34)	0	(34)	(21)	0	(21)
NOI After NCI	**$8,092**	**$1,260**	**$9,352**	**$8,091**	**$1,305**	**$9,396**
G&A Expenses	(1,242)	(193)	(1,435)	(1,267)	(204)	(1,471)
EBITDA	**$6,850**	**$1,066**	**$7,917**	**$6,825**	**$1,101**	**$7,925**
EBITDA Margin	*56.9%*	*35.2%*	*52.6%*	*56.3%*	*35.4%*	*52.0%*
Non-Cash FFO Adj.	480	75	554	324	52	377
Interest Expense	(197)	0	(197)	(193)	0	(193)
FFO	**$7,133**	**$1,141**	**$8,274**	**$6,956**	**$1,153**	**$8,109**
Non-Cash AFFO Adj.	($480)	($75)	($554)	($324)	($52)	($377)
CapEx	(250)	(39)	(289)	(254)	(41)	(295)
Adjustments to FFO	($730)	($114)	($843)	($578)	($93)	($672)
AFFO	**$6,404**	**$1,027**	**$7,431**	**$6,378**	**$1,060**	**$7,437**

KeyBanc Capital Markets

27

Public Comps Valuation Matrix – 2017

$ in 000s	Medical Office Buildings				Seniors Housing				Total Portfolio			
	P / FFO	P / AFFO	EV / EBITDA	Cap Rate	P / FFO	P / AFFO	EV / EBITDA	Cap Rate	P / FFO	P / AFFO	EV / EBITDA	Cap Rate
2017 Implied Valuation												
Metric	$7,133	$6,404	$6,850	$8,092	$1,141	$1,027	$1,066	$1,260	$8,274	$7,431	$7,917	$9,352
Peer Avg. Multiple	16.8x	18.8x	18.7x	5.4%	11.0x	11.7x	13.0x	7.1%	16.0x	17.8x	17.9x	5.6%
Market Cap	**$119,553**	**$120,285**	**$122,744**	**$143,122**	**$12,520**	**$12,039**	**$13,902**	**$17,707**	**$132,073**	**$132,324**	**$136,645**	**$160,830**
Plus: Debt & NCI	5,448	5,448	5,448	5,448	0	0	0	0	5,448	5,448	5,448	5,448
Enterprise Value	**$125,001**	**$125,734**	**$128,192**	**$148,571**	**$12,520**	**$12,039**	**$13,902**	**$17,707**	**$137,521**	**$137,772**	**$142,094**	**$166,278**
Enterprise Value Discount to Peers - based on 2017												
0.0%	$125,001	$125,734	$128,192	$148,571	$12,520	$12,039	$13,902	$17,707	$137,521	$137,772	$142,094	$166,278
(5.0%)	$118,751	$119,447	$121,783	$141,142	$11,894	$11,437	$13,207	$16,822	$130,645	$130,884	$134,989	$157,964
(10.0%)	$112,501	$113,160	$115,373	$133,714	$11,268	$10,835	$12,512	$15,937	$123,769	$123,995	$127,885	$149,650
(15.0%)	$106,251	$106,874	$108,963	$126,285	$10,642	$10,233	$11,817	$15,051	$116,893	$117,107	$120,780	$141,336
(20.0%)	$100,001	$100,587	$102,554	$118,857	$10,016	$9,631	$11,121	$14,166	$110,017	$110,218	$113,675	$133,023

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Public Comps Valuation Matrix – 2018 Medical Office Buildings Seniors Housing Total Portfolio P / FFO P / AFFO EV / Cap Rate P / FFO P / AFFO EV / Cap Rate P / FFO P / AFFO EV / Cap Rate $in 000s EBITDA EBITDA EBITDA 2018 Implied Valuation Metric $6,752 $6,410 $6,950 $8,118 $1,111 $1,005 $1,111 $1,297 $7,863 $7,415 $8,061 $9,415 Peer Avg. Multiple 15.8x 18.0x 16.8x NA 10.5x 11.1x 12.1x NA 15.1x 17.1x 16.1x NA Market Cap $107,008 $115,497 $111,089 NA $11,697 $11,109 $13,410 NA $118,705 $126,606 $124,499 NA Plus: Debt & NCI 5,448 5,448 5,448 NA 0 0 0 NA 5,448 5,448 5,448 NA Enterprise Value $112,456 $120,946 $116,537 NA $11,697 $11,109 $13,410 NA $124,153 $132,055 $129,947 NA Enterprise Value Discount to Peers - based on 2018 0.0% $112,456 $120,946 $116,537 NA $11,697 $11,109 $13,410 NA $124,153 $132,055 $129,947 NA (5.0%) $106,833 $114,898 $110,710 NA $11,112 $10,554 $12,740 NA $117,946 $125,452 $123,450 NA (10.0%) $101,211 $108,851 $104,884 NA $10,527 $9,998 $12,069 NA $111,738 $118,849 $116,953 NA (15.0%) $95,588 $102,804 $99,057 NA $9,943 $9,443 $11,399 NA $105,530 $112,246 $110,455 NA (20.0%) $89,965 $96,756 $93,230 NA $9,358 $8,887 $10,728 NA $99,323 $105,644 $103,958 NA 29

Public Market Overview Public Comparable Companies ($in millions, except per share data) 2018 AFFO Net Debt + Net Debt + Price to Implied Price Market Enterprise EV/'17E EV/'18E P / FFO P / AFFO Payout Dividend Prefs / Prefs / 18E Cons. Nominal Company 2/21/2017 Cap Value EBITDA EBITDA 2017E 2018E 2017E 2018E Ratio Yield EV EBITDA NAV Cap Rate Small to Mid Cap Healthcare Peers Omega Healthcare Investors, Inc. $31.94 $6,579.3 $11,205.7 12.6x 12.2x 9.3x 9.3x 10.1x 10.0x 78.0% 7.8% 38.1% 4.6x 110.1% 6.96% Senior Housing Properties Trust 20.02 4,755.7 8,367.6 13.5x 13.3x 10.7x 10.6x 12.2x 12.4x 96.3% 7.9% 43.2% 5.7x 85.3% 7.68% Medical Properties Trust, Inc. 13.34 4,275.3 7,106.3 11.9x 11.0x 9.8x 9.3x 10.8x 10.3x 70.8% 7.2% 39.8% 4.4x 108.7% 5.98% National Health Investors, Inc. 74.53 2,975.7 4,086.9 16.1x 15.5x 14.4x 14.0x 16.1x 15.0x 72.7% 5.1% 27.2% 4.2x 126.7% 5.97% Care Capital Properties, Inc. 25.11 2,108.2 3,526.6 12.0x 11.0x 9.3x 9.2x 9.1x 9.0x 82.0% 9.2% 40.2% 4.4x 97.5% 9.35% LTC Properties, Inc. 46.89 1,839.1 2,424.8 16.8x 17.2x 14.7x 14.2x 15.8x 14.8x 72.2% 4.9% 24.2% 4.1x 120.9% 5.57% Sabra Health Care REIT, Inc. 25.93 1,692.9 3,004.3 13.4x 12.9x 11.2x 10.7x 11.9x 11.0x 71.5% 6.6% 43.7% 5.6x 111.1% 7.64% New Senior Investment Group Inc. 10.39 853.3 2,926.2 14.4x 14.4x 7.8x 7.5x 8.9x 8.2x 81.9% 10.1% 70.8% 10.2x 76.3% 7.81% CareTrust REIT, Inc. 15.63 1,035.0 1,477.2 13.7x 11.3x 13.2x 12.4x 12.6x 11.7x 51.1% 4.4% 29.9% 3.4x 122.4% 6.89% Global Medical REIT, Inc. 8.42 151.3 110.2 5.5x 4.3x NA 9.9x NA 9.9x 94.1% 9.4% NA NA 82.8% 7.01% MedEquities Realty Trust, Inc. 11.15 353.3 712.4 13.4x 9.9x 9.4x 8.7x 9.8x 9.1x 68.7% 7.5% 50.1% 5.0x 82.8% 7.40% Small to Mid Cap Healthcare Peers Average $2,419.9 $4,086.2 13.0x 12.1x 11.0x 10.5x 11.7x 11.1x 76.3% 7.3% 40.7% 5.2x 102.3% 7.11% Median $1,839.1 $3,004.3 13.4x 12.2x 10.2x 9.9x 11.3x 10.3x 72.7% 7.5% 40.0% 4.5x 108.7% 7.01% The Big Three Welltower Inc. $66.94 $24,267.9 $39,279.5 18.7x 17.7x 15.6x 14.8x 17.4x 16.5x 85.6% 5.3% 37.0% 6.5x 108.3% 5.88% Ventas, Inc. 62.80 22,473.6 33,504.8 17.3x 16.3x 15.0x 14.6x 16.7x 16.0x 78.8% 5.0% 32.7% 5.3x 116.4% 5.82% HCP, Inc. 31.40 14,911.2 24,753.0 20.7x 19.8x 16.3x 15.8x 18.6x 17.8x 83.9% 4.8% 38.2% 7.6x 113.1% 5.04% The Big Three Average $20,550.9 $32,512.4 18.9x 17.9x 15.6x 15.1x 17.6x 16.7x 82.8% 5.0% 36.0% 6.5x 112.6% 5.58% Median $22,473.6 $33,504.8 18.7x 17.7x 15.6x 14.8x 17.4x 16.5x 83.9% 5.0% 37.0% 6.5x 113.1% 5.82% MOB Focused Peers Healthcare Trust of America, Inc. $31.29 $4,569.7 $6,420.5 19.9x 18.6x 18.3x 17.4x 20.4x 19.4x 74.5% 3.9% 27.4% 5.1x 115.0% 5.20% Healthcare Realty Trust Incorporated 31.40 3,658.7 4,917.6 19.7x 18.7x 18.7x 17.7x 23.2x 23.2x 88.7% 3.9% 25.6% 4.8x 110.1% 5.52% Physicians Realty Trust 19.59 2,729.4 3,554.3 15.7x 13.0x 16.1x 15.8x 17.4x 17.0x 78.3% 4.6% 21.9% 2.8x 110.6% 5.46% Universal Health Realty Income Trust 63.76 867.6 1,188.8 NA NA NA NA NA NA NA 4.1% 27.0% NM NA 4.08% Community Healthcare Trust Incorporated 22.76 295.6 298.9 NA NA 14.0x 12.4x 14.1x 12.4x 84.5% 6.8% 1.1% NM 120.6% 6.97% MOB Focused Peers Average $2,424.2 $3,276.0 18.7x 16.8x 16.8x 15.8x 18.8x 18.0x 81.5% 4.7% 20.6% 4.2x 114.1% 5.45% Median $2,729.4 $3,554.3 18.9x 18.6x 17.2x 16.6x 18.9x 18.2x 81.4% 4.1% 25.6% 4.8x 112.8% 5.46% All Healthcare Peers Average $5,283.8 $8,361.3 15.0x 13.9x 13.2x 12.5x 14.4x 13.5x 78.5% 6.2% 34.3% 5.2x 106.6% 6.43% Median $2,729.4 $3,554.3 14.4x 13.3x 14.0x 12.4x 14.1x 12.4x 78.5% 5.3% 34.9% 4.9x 110.4% 5.98% Source: Capital IQ, Green Street Advisors and SNL Financial as of 2/21/2017 30

Confidential Individual Property Overviews

Confidential MOB Property Overviews

DaVita Bay Breeze Dialysis Center

Property Overview

Location:	Largo, FL
Type:	Single tenant MOB
Purchase Price:	$1,650,000
Purchase Date:	3/6/2015
Year Built / Renovated:	2012
2017E NOI:	$116,897
Occupancy:	100.0%
Primary Tenant:	DaVita Inc.
Square Feet:	7,247
Remaining Lease Term:	10.7 yrs
Affiliated / On-Campus:	Non-affiliated / Off campus



Property Notes

- The DaVita Bay Breeze Dialysis Center is a 7,247 square feet free-standing medical office building located on 1.30 acres of land west of Ridge Road in west-central Pinellas County in Largo, Florida
- Single-story building, built-to-suit for Total Renal Care Inc., a wholly owned subsidiary of DaVita Healthcare Partners Inc. in 2012
- The original 15-year lease includes 2% annual escalations and is absolute triple-net in nature, whereby the tenant is responsible for all operating expenses, including repairs to the roof and structure
- DaVita is rated "Ba3" by Moody's and "BB" by S&P
- As of 2/23/2017 DaVita had a market capitalization of $13.4B and an enterprise value of $22.5B

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	114,605	$116,897	$119,235	$121,619	$126,533
Y / Y Growth		*2.0%*	*2.0%*	*2.0%*	*4.0%*
Operating Expenses	-	$0	$0	$0	$0
Net Operating Income	114,605	$116,897	$119,235	$121,619	$126,533
% Margin	*100.0%*	*100.0%*	*100.0%*	*100.0%*	*100.0%*
Y / Y Growth		*2.0%*	*2.0%*	*2.0%*	*4.0%*

Source(s): Company materials, CapIQ

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DaVita Bay Breeze Dialysis Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Largo Medical Center	STAC	363	1.43
Largo Medical Center - Indian Rocks Campus	STAC	177	1.61
Morton Plant Hospital	STAC	622	2.06
Bay Pines VA Healthcare System	STAC	NA	5.93
Saint Petersburg General Hospital	STAC	215	7.53
Northside Hospital	STAC	208	7.55
Mease Dunedin Hospital	STAC	112	8.29

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	101,216	222,757	543,923	-
2018 Population	103,022	225,881	551,476	-
2013-2018 Population Rate	0.35%	0.28%	0.28%	1.03%
2013 Households	47,154	102,629	247,489	-
2018 Households	48,015	104,169	251,033	-
2013 Median Households Income	$39,659	$41,482	$40,253	$53,706
2018 Median Households Income	$46,275	$49,064	$47,214	-
13-'18 Median Households Inc. Growth	3.13%	3.41%	3.24%	-
2013 Households Income ≥$50K	18,720	43,002	99,738	-
2013 Population 75+	13,766	28,290	63,095	-
2018 Population 75+	14,629	30,494	67,280	-
13-'18 Population 75+ Growth	6.27%	7.79%	6.63%	10.70%
2013 Median Home Value	$133,515	$139,047	$129,045	$191,227
2018 Median Home Value	$167,998	$175,729	$164,366	-
2013 Unemployment Rate	7.50%	6.80%	6.90%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Hospital

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DaVita Bay Breeze Dialysis Center Property: DaVita Bay Breeze Dialysis Center Type: Single tenant MOB Square Footage: 7,247 FL Largo Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 35

RAI Care Center

Property Overview

Location:	Palm Harbor, FL
Type:	Multi tenant MOB
Purchase Price:	$4,750,000
Purchase Date:	4/20/2015
Year Built / Renovated:	1973 / 2009
2017E NOI:	$352,117
Occupancy:	100.0%
Primary Tenant:	RAI Care Centers of Florida
Square Feet:	14,936
Remaining Lease Term:	8.2 yrs
Affiliated / On-Campus:	Non-affiliated / Off campus



Property Notes

- The RAI Care Center is located in Clearwater, FL, approximately 6.5 miles north of downtown in the Palm Harbor area within Pinellas County, the most densely populated county in Florida
- 14,916 square foot property originally built in 1973, but stripped to its concrete shell and extensively renovated in 2009
- 100% occupied by three tenants: RAI Care Centers of Florida (61.7% of SF), a subsidiary of Fresenius Medical Care (NYSE: FMS), Renal Hypertension Center (14.8% of SF), and Tampa Bay Vascular Center (23.5% of SF)
- Fresenius is rated "Ba2" by Moody's and "BBB-" by S&P

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	430,027	$435,767	$444,552	$450,534	$459,621
Y / Y Growth		*1.3%*	*2.0%*	*1.3%*	*2.0%*
Operating Expenses	(81,757)	($83,650)	($85,681)	($87,667)	($89,793)
Net Operating Income	348,270	$352,117	$358,871	$362,867	$369,828
% Margin	*81.0%*	*80.8%*	*80.7%*	*80.5%*	*80.5%*
Y / Y Growth		*1.1%*	*1.9%*	*1.1%*	*1.9%*

Source(s): Company materials

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RAI Care Center Nearby Hospitals Name Type Beds Distance (mi) Mease Countryside Hospital STAC 303 1.92 Mease Dunedin Hospital STAC 112 3.18 Florida Hospital North Pinellas STAC 168 6.62 Morton Plant Hospital STAC 622 7.11 Largo Medical Center STAC 363 9.32 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U ..S. Average 2013 Population 103,577 211,349 495,050 - 2018 Population 104,336 213,975 506,765 - 2013-2018 Population Rate 0.15% 0.25% 0.47% 1.03% 2013 Households 50,243 96,304 219,154 - 2018 Households 50,725 97,596 224,225 - 2013 Median Households Income $43,570 $46,009 $44,590 $53,706 2018 Median Households Income $51,849 $54,433 $53,027 - 13-'18 Median Households Inc. Growth 3.54% 3.42% 3.53% - 2013 Households Income ≥$50K 22,308 45,070 99,714 - 2013 Population 75+ 16,572 26,630 53,960 - 2018 Population 75+ 17,424 28,245 57,772 - 13-'18 Population 75+ Growth 5.14% 6.06% 7.06% 10.70% 2013 Median Home Value $141,109 $147,114 $150,754 $191,227 2018 Median Home Value $180,164 $187,547 $190,521 - 2013 Unemployment Rate 6.10% 6.10% 6.90% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 37

RAI Care Center Property: RAI Care Center Type: Multi tenant MOB Square Footage: 14,936 FL Palm Harbor Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 38

DaVita Dialysis – Hudson, FL Property Overview Location: Hudson, FL Type: Multi tenant MOB Purchase Price: $2,725,000 Purchase Date: 5/4/2015 Year Built / Renovated: 1973 / 2009 2017E NOI: $201,990 Occupancy: 100.0% Primary Tenant: DaVita Inc. Square Feet: 8,984 Remaining Lease Term: 8.0 yrs Affiliated / On-Campus: Non-affiliated / Off campus Property Notes ▪ The DaVita Dialysis Center is located in Hudson, FL adjacent to the campus of HCA’s Regional Medical Center Bayonet Point, just east of U.S. Highway 19 in northwestern Pasco County, off State Road 52 ▪ The Property was built in 1973 and is 100% occupied by two tenants, with an average remaining lease term of 8.0 years ▪ Tenants include Total Renal Care (60.2% of SF), a subsidiary of DaVita Healthcare Partners (NYSE: DVA) and Renal Hypertension Center (39.8% of SF) ▪ DaVita is rated “Ba3” by Moody’s and “BB” by S&P Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 281,011 $287,015 $291,542 $297,776 $302,504 Y / Y Growth 2.1% 1.6% 2.1% 1.6% Operating Expenses (82,981) ($85,025) ($87,071) ($89,216) ($91,365) Net Operating Income 198,030 $201,990 $204,471 $208,560 $211,139% Margin 70.5% 70.4% 70.1% 70.0% 69.8% Y / Y Growth 2.0% 1.2% 2.0% 1.2% Source(s): Company materials 39

DaVita Dialysis – Hudson, FL Nearby Hospitals Name Type Beds Distance (mi) Regional Medical Center Bayonet Point STAC 290 On Campus Morton Plant North Bay Hospital STAC 211 7.55 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 34,844 70,148 201,274 - 2018 Population 35,832 71,522 206,419 - 2013-2018 Population Rate 0.56% 0.39% 0.51% 1.03% 2013 Households 16,136 30,909 88,119 - 2018 Households 16,538 31,392 89,928 - 2013 Median Households Income $30,384 $31,959 $35,195 $53,706 2018 Median Households Income $35,542 $36,529 $40,056 - 13-'18 Median Households Inc. Growth 3.19% 2.71% 2.62% - 2013 Households Income ≥$50K 4,454 8,685 29,344 - 2013 Population 75+ 5,958 10,242 27,776 - 2018 Population 75+ 6,235 10,729 29,311 - 13-'18 Population 75+ Growth 4.64% 4.75% 5.53% 10.70% 2013 Median Home Value $100,906 $93,289 $108,423 $191,227 2018 Median Home Value $133,828 $114,864 $141,267 - 2013 Unemployment Rate 12.70% 13.10% 10.80% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 40

DaVita Dialysis – Hudson, FL Property: DaVita Dialysis Type: Multi tenant MOB Square Footage: 8,984 FL Hudson Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 41

Rockwall Medical Plaza – Rockwall, TX

Property Overview

Location:	Rockwall, TX
Type:	Multi tenant MOB
Purchase Price:	$6,639,000
Purchase Date:	6/11/2015
Year Built / Renovated:	2009
2017E NOI:	$468,605
Occupancy:	100.0%
Primary Tenant:	Texas Health Resources
Square Feet:	18,176
Remaining Lease Term:	3.5 yrs
Affiliated / On-Campus:	Affiliated / On campus



Property Notes

- Single-story, 18,176 square foot medical office building located on the campus of the 50-bed Texas Health Resources Presbyterian Hospital – Rockwall (20 miles northeast of Dallas)
- Built in 2009 and is currently 100% occupied by two tenants with five leases (4 leases to Texas Health Resources, one lease to Urology Clinics of N. Texas)
- Texas Health Resources (THR), which owns the Presbyterian Hospital, occupies an aggregate of 75% of the rentable square footage of the property (THR lease rating by Moody's of "Aa2")
- The Property has approximately 3.5 years of remaining lease duration

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	665,506	$681,420	$695,256	$666,799	$672,960
Y / Y Growth		*2.4%*	*2.0%*	*(4.1%)*	*0.9%*
Operating Expenses	(206,793)	($212,815)	($218,901)	($223,248)	($229,323)
Net Operating Income	458,713	$468,605	$476,355	$443,551	$443,637
% Margin	*68.9%*	*68.8%*	*68.5%*	*66.5%*	*65.9%*
Y / Y Growth		*2.2%*	*1.7%*	*(6.9%)*	*0.0%*

Source(s): Company materials

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Rockwall Medical Plaza – Rockwall, TX Nearby Hospitals Name Type Beds Distance (mi) Presbyterian Hospital of Rockwall STAC 50 On Campus Baylor Emergency Medical Center at Rockwall STAC NA 2.46 Lake Pointe Medical Center STAC 112 3.32 Texas Regional Medical Center at Sunnyvale STAC 70 9.50 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 31,155 79,756 326,144 - 2018 Population 34,765 87,637 355,201 - 2013-2018 Population Rate 2.22% 1.90% 1.72% 1.03% 2013 Households 11,125 27,577 108,759 - 2018 Households 12,387 30,255 118,247 - 2013 Median Households Income $77,010 $78,441 $66,555 $53,706 2018 Median Households Income $87,396 $89,220 $79,978 - 13-'18 Median Households Inc. Growth 2.56% 2.61% 3.74% - 2013 Households Income ≥$50K 8,233 20,076 71,998 - 2013 Population 75+ 1,589 3,190 11,415 - 2018 Population 75+ 1,947 3,856 13,498 - 13-'18 Population 75+ Growth 22.53% 20.87% 18.24% 10.70% 2013 Median Home Value $210,990 $201,326 $173,116 $191,227 2018 Median Home Value $242,463 $235,974 $210,217 - 2013 Unemployment Rate 4.60% 5.40% 6.30% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 43

Rockwall Medical Plaza Property: Rockwall Medical Plaza Type: Multi tenant MOB Square Footage: 18,176 TX Rockwall Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 44

Decatur MOB Property Overview Location: Decatur, GA Type: Single tenant MOB Purchase Price: $5,100,000 Purchase Date: 7/24/2015 Year Built / Renovated: 1993 2017E NOI: $478,875 Occupancy: 100.0% Primary Tenant: Northside Hospital Square Feet: 20,800 Remaining Lease Term: 6.1 yrs Affiliated / On-Campus: Affiliated / Off campus Property Notes ▪ Two-story, 20,800 square foot medical office building with a leasehold interest in the adjacent parking lot, located in Decatur GA ▪ Built 1993 and is 100% leased by Northside Hospital’s (Rated “Aa3” by Moody’s) Georgia Cancer Specialists I, P.C. ▪ The Georgia Cancer Specialists lease expires November 15, 2022 and has 2.0% annual increases ▪ The tenant is responsible for all operating expenses, excluding roof, structure, real estate taxes and rent associated with the parking lot ground lease Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 802,580 $819,548 $836,879 $854,577 $872,656 Y / Y Growth 2.1% 2.1% 2.1% 2.1% Operating Expenses (276,787) ($340,673) ($349,245) ($358,031) ($367,043) Net Operating Income 525,793 $478,875 $487,634 $496,546 $505,613% Margin 65.5% 58.4% 58.3% 58.1% 57.9% Y / Y Growth (8.9%) 1.8% 1.8% 1.8% Source(s): Company materials 45

Decatur MOB

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Dekalb Medical North Decatur Campus	STAC	395	2.64
Atlanta VA Medical Center	STAC	NA	3.37
Children's Healthcare of Atlanta at Egleston	Childrens	260	4.08
Emory University Hospital	STAC	571	4.28
Emory Saint Joseph's Hospital	STAC	241	7.80
Children's Healthcare of Atlanta at Scottish Rite	Childrens	264	7.80
Atlanta Medical Center	STAC	532	7.80
Piedmont Atlanta Hospital	STAC	495	7.91
Northside Hospital - Atlanta	STAC	508	8.09
Emory University Hospital Midtown	STAC	458	8.24
Children's Healthcare of Atl. at Hughes Spalding	Childrens	NA	8.56
Grady Memorial Hospital	STAC	910	8.66

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	89,056	275,533	1,013,599	-
2018 Population	92,218	286,850	1,071,817	-
2013-2018 Population Rate	0.70%	0.81%	1.12%	1.03%
2013 Households	36,334	110,177	415,667	-
2018 Households	37,919	115,663	443,612	-
2013 Median Households Income	$49,380	$46,511	$51,016	$53,706
2018 Median Households Income	$59,702	$55,151	$61,719	-
13-'18 Median Households Inc. Growth	3.87%	3.47%	3.88%	-
2013 Households Income ≥$50K	18,058	52,221	212,817	-
2013 Population 75+	5,343	12,674	40,544	-
2018 Population 75+	5,718	13,769	48,232	-
13-'18 Population 75+ Growth	7.01%	8.63%	18.96%	10.70%
2013 Median Home Value	$228,604	$221,447	$194,375	$191,227
2018 Median Home Value	$243,591	$241,760	$224,918	-
2013 Unemployment Rate	12.10%	10.90%	10.70%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

KeyBanc Capital Markets

46

Decatur MOB Property: Decatur MOB Type: Single tenant MOB Square Footage: 20,800 Decatur GA Pelican property Hospital Children’s Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 47

MetroHealth Buckeye Health Center Property Overview Location: Cleveland, OH Type: Single tenant MOB Purchase Price: $5,550,000 Purchase Date: 8/3/2015 Year Built / Renovated: 2005 2017E NOI: $421,238 Occupancy: 100.0% Primary Tenant: MetroHealth System Square Feet: 25,070 Remaining Lease Term: 3.6 yrs Affiliated / On-Campus: Affiliated / Off campus Property Notes ▪ 25,070 square foot, 2-story medical office building located at 2816 East 116th Street in Cleveland, OH ▪ Constructed in 2005 as a build-to-suit for The MetroHealth System. The property sits on 1.10 acres, and has 97 surface parking spaces (3.9 spaces per 1,000 SF) ▪ 100% NNN leased and occupied by The MetroHealth System (Rated “A3” and “A-” by Moody’s and S&P, respectively) ▪ Landlord is responsible for implementing maintenance and upkeep, but gets reimbursed by tenant for the work Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 631,787 $638,296 $644,995 $651,894 $667,351 Y / Y Growth 1.0% 1.0% 1.1% 2.4% Operating Expenses (210,736) ($217,058) ($223,569) ($230,277) ($237,185) Net Operating Income 421,051 $421,238 $421,426 $421,617 $430,166% Margin 66.6% 66.0% 65.3% 64.7% 64.5% Y / Y Growth 0.0% 0.0% 0.0% 2.0% Source(s): Company materials 48

MetroHealth Buckeye Health Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Children's Hospital for Rehab at the Clinic	Childrens	NA	0.25
UH Rainbow Babies & Children's	Childrens	227	1.65
The Cleveland Clinic	STAC	1274	1.66
Louis Stokes Cleveland VA Med Center	STAC	NA	1.90
Marymount Hospital	STAC	298	4.08
South Pointe Hospital	STAC	159	4.22
MetroHealth Medical Center	STAC	634	5.05
Lutheran Hospital	STAC	202	5.36
University Hospitals Ahuja Medical Center	STAC	138	5.93
University Hospitals Bedford Medical Center	STAC	77	6.99
Euclid Hospital	STAC	231	8.54
University Hospitals Richmond Med Center	STAC	107	9.00
Hillcrest Hospital	STAC	388	9.10
University Hospitals Parma Medical Center	STAC	256	9.58
Lakewood Hospital	STAC	241	9.80

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	157,984	344,153	835,936	-
2018 Population	155,027	337,679	822,747	-
2013-2018 Population Rate	(0.38%)	(0.38%)	(0.32%)	1.03%
2013 Households	67,008	145,040	359,104	-
2018 Households	66,170	143,240	355,642	-
2013 Median Households Income	$25,727	$28,766	$34,656	$53,706
2018 Median Households Income	$29,863	$35,265	$42,689	-
13-'18 Median Households Inc. Growth	3.03%	4.16%	4.26%	-
2013 Households Income ≥$50K	18,159	45,542	133,227	-
2013 Population 75+	10,427	24,435	63,531	-
2018 Population 75+	10,697	24,988	65,820	-
13-'18 Population 75+ Growth	2.59%	2.26%	3.60%	10.70%
2013 Median Home Value	$88,096	$92,740	$112,057	$191,227
2018 Median Home Value	$98,746	$108,450	$130,436	-
2013 Unemployment Rate	18.20%	15.90%	12.80%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Children's Hospital

KeyBanc Capital Markets

49

MetroHealth Buckeye Health Center

Property: MetroHealth Buckeye Health Center
Type: Single tenant MOB
Square Footage: 25,070



Cleveland
OH



Euclid
Mayfield
East Cleveland
Cleveland Heights
Gates
University Heights
Cleveland
Shaker Heights
Beachwood
Orange
Moreland Hills
Brooklyn
Cuyahoga Heights
Garfield Heights
Parma
Seven Hills
Valley View
Independence
Oakwood
Northfield

★ Pelican property
⊕ Hospital
⊕ Children's Hospital
10 mile radius
5 mile radius
3 mile radius

KeyBanc Capital Markets

Source(s): Google Maps, American Hospital Directory, Inc., Company materials

50

Philip Professional Center

Property Overview

Location:	Lawrenceville, GA
Type:	Multi tenant MOB
Purchase Price:	$9,000,000
Purchase Date:	8/14/2015
Year Built / Renovated:	2008
2017E NOI:	$638,482
Occupancy:	93.9%
Primary Tenant:	The United States of America
Square Feet:	31,483
Remaining Lease Term:	11.9 yrs
Affiliated / On-Campus:	Affiliated / Off campus



Property Notes

- Philip Professional Center consists of 2 brick, single story medical office buildings built in 2008
- Building 100, with 13,954 square feet, is leased to 4 tenants. Kaiser Foundation (Rated "AA-" by S&P), occupying 57% of the building with Georgia Interventional Pain, Georgia Pain and Wellness, and Benchmark Rehab Partners occupying the rest
- Building 200, with 15,601 square feet, is 100% occupied by the United States of America (Rated "Aaa" by Moody's). The Government (Veterans Health Administration) leases the space until August 2032, with 1.6% annual bumps

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	887,716	$904,436	$912,942	$915,211	$920,984
Y / Y Growth		*1.9%*	*0.9%*	*0.2%*	*0.6%*
Operating Expenses	(258,188)	($265,954)	($273,691)	($281,466)	($289,577)
Net Operating Income	629,528	$638,482	$639,251	$633,745	$631,407
% Margin	*70.9%*	*70.6%*	*70.0%*	*69.2%*	*68.6%*
Y / Y Growth		*1.4%*	*0.1%*	*(0.9%)*	*(0.4%)*

Source(s): Company materials

KeyBanc Capital Markets

51

Philip Professional Center Nearby Hospitals Name Type Beds Distance (mi) Gwinnett Medical Center - Lawrenceville STAC 548 0.57 Eastside Medical Center STAC 276 6.31 Gwinnett Medical Center - Duluth STAC NA 9.11 Emory Johns Creek Hospital STAC 118 11.74 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 74,886 192,409 605,499 - 2018 Population 80,220 208,086 655,945 - 2013-2018 Population Rate 1.39% 1.58% 1.61% 1.03% 2013 Households 24,532 62,666 200,486 - 2018 Households 26,145 67,501 216,090 - 2013 Median Households Income $54,167 $60,320 $62,606 $53,706 2018 Median Households Income $64,706 $76,410 $79,057 - 13-'18 Median Households Inc. Growth 3.62% 4.84% 4.78% - 2013 Households Income ≥$50K 13,615 38,978 125,504 - 2013 Population 75+ 2,321 4,810 16,954 - 2018 Population 75+ 2,567 5,826 20,334 - 13-'18 Population 75+ Growth 10.58% 21.13% 19.94% 10.70% 2013 Median Home Value $141,069 $144,656 $154,918 $191,227 2018 Median Home Value $165,101 $169,717 $182,564 - 2013 Unemployment Rate 10.10% 9.30% 9.20% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 52

Philip Professional Center Property: Philip Professional Center Type: Multi tenant MOB Square Footage: 31,483 Lawrenceville GA Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 53

Illinois CancerCare Clinic Property Overview Location: Galesburg, IL Type: Single tenant MOB Purchase Price: $3,400,000 Purchase Date: 8/25/2015 Year Built / Renovated: 2014 2017E NOI: $254,184 Occupancy: 100.0% Primary Tenant: Illinois CancerCare, P.C. Square Feet: 9,211 Remaining Lease Term: 7.9 yrs Affiliated / On-Campus: Non-affiliated / Off campus Property Notes ▪ Property has 9,211 square feet, and was a 2014 build-to-suit for Illinois Cancer Clinic, P.C. ▪ Free-standing, single-tenant location is a consolidation of several fragmented physicians who previously practiced in the surrounding hospitals ▪ The lease has 2% annual rental increases and is NN in nature, with Landlord responsible for all structural repairs to the building, including foundation, subfloors, roof, exterior walls, electrical system, plumbing system, and the repair/replacement of the HVAC where cost exceeds $5,000 Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 342,268 $349,540 $356,969 $364,555 $372,306 Y / Y Growth 2.1% 2.1% 2.1% 2.1% Operating Expenses (93,068) ($95,356) ($97,701) ($100,103) ($102,564) Net Operating Income 249,200 $254,184 $259,268 $264,452 $269,742% Margin 72.8% 72.7% 72.6% 72.5% 72.5% Y / Y Growth 2.0% 2.0% 2.0% 2.0% Source(s): Company materials 54

Illinois CancerCare Clinic Nearby Hospitals Name Type Beds Distance (mi) OSF Saint Mary Medical Center STAC 90 1.24 Galesburg Cottage Hospital STAC 142 1.43 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 29,580 34,573 42,908 - 2018 Population 29,365 34,319 42,826 - 2013-2018 Population Rate (0.15%) (0.15%) (0.04%) 1.03% 2013 Households 11,858 14,044 17,471 - 2018 Households 11,813 13,990 17,503 - 2013 Median Households Income $33,551 $34,540 $37,473 $53,706 2018 Median Households Income $37,353 $37,952 $41,312 - 13-'18 Median Households Inc. Growth 2.17% 1.90% 1.97% - 2013 Households Income ≥$50K 3,795 4,606 6,394 - 2013 Population 75+ 2,929 3,353 4,119 - 2018 Population 75+ 3,083 3,569 4,411 - 13-'18 Population 75+ Growth 5.28% 6.43% 7.08% 10.70% 2013 Median Home Value $83,589 $84,423 $88,782 $191,227 2018 Median Home Value $95,190 $96,919 $106,516 - 2013 Unemployment Rate 13.80% 13.00% 11.20% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 55

Illinois CancerCare Clinic (Galesburg Portfolio) Property: Illinois CancerCare Clinic Type: Single tenant MOB Square Footage: 9,211 IL Galesburg Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 56

Galesburg VA Outpatient Clinic Property Overview Location: Galesburg, IL Type: Single tenant MOB Purchase Price: $2,630,000 Purchase Date: 8/25/2015 Year Built / Renovated: 2013 2017E NOI: $184,434 Occupancy: 100.0% Primary Tenant: T he United States of America Square Feet: 9,979 Remaining Lease Term: 6.8 yrs Affiliated / On-Campus: Affiliated / Off campus Property Notes ▪ Build-to-suit in 2013 for the United States of America Department of Veterans Affairs (Moody’s rated “Aaa”) ▪ The Galesburg VA Outpatient Clinic sits on a 2.11 acre parcel and is an extension of the Iowa City VA Health Care System ▪ The Government leases the space until July 2023 ▪ The clinic functions very similarly to a typical doctor’s office – the center provides primary care, preventative health, wellness services, X-ray, EKG, lab, and pharmacy services Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 298,005 $300,984 $304,039 $307,170 $310,379 Y / Y Growth 1.0% 1.0% 1.0% 1.0% Operating Expenses (113,838) ($116,550) ($119,329) ($122,179) ($125,099) Net Operating Income 184,167 $184,434 $184,710 $184,991 $185,280% Margin 61.8% 61.3% 60.8% 60.2% 59.7% Y / Y Growth 0.1% 0.1% 0.2% 0.2% Source(s): Company materials 57

Galesburg VA Outpatient Clinic Nearby Hospitals Name Type Beds Distance (mi) OSF Saint Mary Medical Center STAC 90 1.24 Galesburg Cottage Hospital STAC 142 1.43 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 29,580 34,573 42,908 - 2018 Population 29,365 34,319 42,826 - 2013-2018 Population Rate (0.15%) (0.15%) (0.04%) 1.03% 2013 Households 11,858 14,044 17,471 - 2018 Households 11,813 13,990 17,503 - 2013 Median Households Income $33,551 $34,540 $37,473 $53,706 2018 Median Households Income $37,353 $37,952 $41,312 - 13-'18 Median Households Inc. Growth 2.17% 1.90% 1.97% - 2013 Households Income ≥$50K 3,795 4,606 6,394 - 2013 Population 75+ 2,929 3,353 4,119 - 2018 Population 75+ 3,083 3,569 4,411 - 13-'18 Population 75+ Growth 5.28% 6.43% 7.08% 10.70% 2013 Median Home Value $83,589 $84,423 $88,782 $191,227 2018 Median Home Value $95,190 $96,919 $106,516 - 2013 Unemployment Rate 13.80% 13.00% 11.20% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 58

Galesburg VA Outpatient Clinic (Galesburg Portfolio) Property: Galesburg VA Outpatient Clinic Type: Single tenant MOB Square Footage: 9,979 IL Galesburg Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 59

Woodlake Office Center Property Overview Location: Woodbury, MN Type: Single tenant MOB Purchase Price: $14,900,000 Purchase Date: 9/11/2015 Year Built / Renovated: 2009 2017E NOI: $1,035,814 Occupancy: 100.0% Primary Tenant: Summit Orthopedics Square Feet: 36,375 Remaining Lease Term: 6.0 yrs Affiliated / On-Campus: Non-affiliated / Off campus Property Notes ▪ Two-story, single-tenant medical office building located in an affluent suburb of St. Paul and Minneapolis ▪ Property was built in 2009 for the tenant, Summit Orthopedics, Ltd. ▪ Ideal location for Summit, as it is located less than 1 mile from the 86-bed Woodwinds Health Campus, a member of the HealthEast Care System (Rated “Ba1” by Moody’s), which focuses on orthopedic surgeries ▪ Flagship location for dominant orthopedics group in area. One of 35 locations in which Summit operates ▪ NNN lease has 2% annual rent bumps Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 1,636,705 $1,669,439 $1,702,827 $1,736,883 $1,771,623 Y / Y Growth 2.0% 2.0% 2.0% 2.0% Operating Expenses (621,201) ($633,625) ($646,298) ($659,223) ($672,408) Net Operating Income 1,015,504 $1,035,814 $1,056,529 $1,077,660 $1,099,215% Margin 62.0% 62.0% 62.0% 62.0% 62.0% Y / Y Growth 2.0% 2.0% 2.0% 2.0% Source(s): Company materials 60

Woodlake Office Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Woodwinds Health Campus	STAC	86	0.33
Regions Hospital	STAC	424	6.13
Gillette Children's Specialty HC - St. Paul	Children's	60	6.19
Saint Joseph's Hospital	STAC	218	6.20
United Hospital	STAC	375	6.41
Children's Hospitals and Clinics of MN - St. Paul	Children's	383	6.47

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	57,361	192,495	601,377	-
2018 Population	58,683	198,655	620,876	-
2013-2018 Population Rate	0.46%	0.63%	0.64%	1.03%
2013 Households	22,108	72,352	234,091	-
2018 Households	22,734	74,990	242,566	-
2013 Median Households Income	$70,168	$59,140	$55,890	$53,706
2018 Median Households Income	$84,861	$71,597	$67,322	-
13-'18 Median Households Inc. Growth	3.88%	3.90%	3.79%	-
2013 Households Income ≥$50K	14,812	42,905	130,623	-
2013 Population 75+	2,868	9,047	31,873	-
2018 Population 75+	2,993	9,734	34,148	-
13-'18 Population 75+ Growth	4.35%	7.59%	7.14%	10.70%
2013 Median Home Value	$199,728	$175,936	$181,569	$191,227
2018 Median Home Value	$246,255	$220,237	$223,801	-
2013 Unemployment Rate	5.70%	7.00%	7.30%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Hospital

KeyBanc Capital Markets

61

Woodlake Office Center Property: Woodlake Office Center Type: Single tenant MOB Square Footage: 36,375 MN Woodbury Pelican property Hospital Children’s Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 62

Greenfield Medical Center Property Overview Location: Gilbert, AZ Type: Multi tenant MOB Purchase Price: $7,000,000 Purchase Date: 10/8/2015 Year Built / Renovated: 2001 2017E NOI: $530,735 Occupancy: 100.0% Primary Tenant: SMI Imaging, LLC Square Feet: 28,489 Remaining Lease Term: 3.6 yrs Affiliated / On-Campus: Non-affiliated / Off campus Property Notes ▪ Single-story building, located in Gilbert, Arizona, an affluent suburb of Phoenix ▪ Built in 2001 on a 3.1 acre site ▪ Property is 100% occupied by eight healthcare providers ▪ Substantially all of the 8 leases are “NN” in nature, with the 8 tenants responsible for reimbursing all costs associated with the operation of the Property, excluding foundation and roof repairs Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 675,472 $684,623 $701,983 $718,428 $723,089 Y / Y Growth 1.4% 2.5% 2.3% 0.6% Operating Expenses (149,892) ($153,888) ($158,362) ($162,905) ($167,032) Net Operating Income 525,580 $530,735 $543,621 $555,523 $556,057% Margin 77.8% 77.5% 77.4% 77.3% 76.9% Y / Y Growth 1.0% 2.4% 2.2% 0.1% Source(s): Company materials 63

Greenfield Medical Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Arizona Spine and Joint Hospital	STAC	23	1.00
Banner Gateway Medical Center	STAC	165	1.53
Banner Baywood Medical Center	STAC	340	4.28
Banner Heart Hospital	STAC	111	4.35
Gilbert Hospital	STAC	19	4.66
Mercy Gilbert Medical Center	STAC	212	5.53
Mountain Vista Medical Center	STAC	178	7.54
Banner Desert Medical Center	STAC	639	8.19
Arizona Orthopedic Surgical Hospital	STAC	24	9.13
Chandler Regional Medical Center	STAC	243	9.21
Banner Goldfield Medical Center	STAC	30	10.00

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	111,885	314,544	940,602	-
2018 Population	118,680	334,990	1,005,173	-
2013-2018 Population Rate	1.19%	1.27%	1.34%	1.03%
2013 Households	39,143	116,218	346,003	-
2018 Households	41,537	123,767	369,762	-
2013 Median Households Income	$63,879	$54,695	$54,535	$53,706
2018 Median Households Income	$80,675	$68,497	$68,198	-
13-'18 Median Households Inc. Growth	4.78%	4.60%	4.57%	-
2013 Households Income ≥$50K	25,012	64,269	190,302	-
2013 Population 75+	5,035	22,018	51,733	-
2018 Population 75+	5,578	24,119	59,305	-
13-'18 Population 75+ Growth	10.79%	9.54%	14.64%	10.70%
2013 Median Home Value	$176,472	$158,473	$163,271	$191,227
2018 Median Home Value	$206,810	$190,321	$195,202	-
2013 Unemployment Rate	6.30%	7.40%	7.50%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Hospital

KeyBanc Capital Markets

64

Greenfield Medical Center Property: Greenfield Medical Center Type: Multi tenant MOB Square Footage: 28,489 AZ Gilbert Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 65

Beaumont Medical Center Property Overview Location: Warren, MI Type: Multi tenant MOB Purchase Price: $13,650,000 Purchase Date: 12/4/2015 Year Built / Renovated: 2005 2017E NOI: $1,144,514 Occupancy: 95.2% Primary Tenant: William Beaumont Hospital Square Feet: 35,219 Remaining Lease Term: 5.3 yrs Affiliated / On-Campus: Affiliated / Off campus Property Notes ▪ Constructed in 2005, off-campus , 2-story brick building located in Warren, Michigan ▪ 95.2% leased with CPI rental increases of no less than 3.0% per year ▪ The anchor tenant (57% of space) is William Beaumont Hospital, which is owned and operated by Beaumont Health (rated "A1" and “A” by Moody's and Standard & Poor’s, respectively) ▪ Majority of patients come from the nearby 710-acre GM Technical Center, which houses over 21,000 employees in 38 buildings Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 1,640,659 $1,640,822 $1,626,102 $1,638,390 $1,650,987 Y / Y Growth 0.0% (0.9%) 0.8% 0.8% Operating Expenses (486,445) ($496,308) ($506,679) ($518,069) ($529,744) Net Operating Income 1,154,214 $1,144,514 $1,119,423 $1,120,321 $1,121,243% Margin 70.4% 69.8% 68.8% 68.4% 67.9% Y / Y Growth (0.8%) (2.2%) 0.1% 0.1% Source(s): Company materials 66

Beaumont Medical Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Saint John Macomb-Oakland Hospital Warren	STAC	529	1.08
Saint John Macomb-Oakland Madison Heights	STAC	159	3.56
Michigan Surgical Hospital	STAC	13	5.27
Henry Ford Macomb Hospitals - Clinton Twp.	STAC	434	7.62
Beaumont Hospital - Troy	STAC	458	8.03
McLaren Macomb	STAC	288	8.17
Saint John Hospital and Medical Center	STAC	720	8.55

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	103,966	308,460	1,232,331	-
2018 Population	105,157	310,809	1,228,816	-
2013-2018 Population Rate	0.23%	0.15%	(0.06%)	1.03%
2013 Households	43,388	124,192	494,272	-
2018 Households	43,929	125,302	494,926	-
2013 Median Households Income	$45,218	$43,364	$44,516	$53,706
2018 Median Households Income	$53,965	$52,354	$53,863	-
13-'18 Median Households Inc. Growth	3.60%	3.84%	3.89%	-
2013 Households Income ≥$50K	19,999	55,139	226,374	-
2013 Population 75+	11,124	24,985	86,263	-
2018 Population 75+	11,462	26,729	89,704	-
13-'18 Population 75+ Growth	3.04%	6.98%	3.99%	10.70%
2013 Median Home Value	$111,188	$102,991	$104,816	$191,227
2018 Median Home Value	$120,575	$114,668	$124,142	-
2013 Unemployment Rate	11.70%	14.40%	15.30%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials, SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

⊕ Hospital

KeyBanc Capital Markets

67

Beaumont Medical Center Property: Beaumont Medical Center Type: Multi tenant MOB Square Footage: 35,219 MI Warren Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 68

Madison Medical Plaza – Rendina Portfolio

Property Overview

Location:	Joliet, IL
Type:	Multi tenant MOB
Purchase Price:	$19,500,000
Purchase Date:	12/4/2015
Year Built / Renovated:	2007
2017E NOI:	$1,238,502
Occupancy:	89.4%
Primary Tenant:	Presence Health
Square Feet:	70,023
Remaining Lease Term:	4.9 yrs
Affiliated / On-Campus:	Affiliated / On campus


PROVENA

Property Notes

- Built in 2007 and is directly connected to the Hospital on the first and third floors
- Occupied by five tenants with eleven leases, with annual rent increases of 2.5% to 3.0%
- Presence Health (Moody's rated "Baa3") leases 40,783 SF (65.2% of occupied SF) of the of the property
- DuPage Medical Group leases 15,047 SF (24.0% of occupied SF); DuPage has more than 560 primary care and specialty physicians in more than 70 locations
- Recent capital improvements, such as a convenient covered entrance with sliding door to improve vestibule flow and exterior painting

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	1,973,637	$1,921,219	$1,959,180	$1,978,319	$1,998,003
Y / Y Growth		*(2.7%)*	*2.0%*	*1.0%*	*1.0%*
Operating Expenses	(668,164)	($682,717)	($700,463)	($718,144)	($741,262)
Net Operating Income	1,305,473	$1,238,502	$1,258,717	$1,260,175	$1,256,741
% Margin	*66.1%*	*64.5%*	*64.2%*	*63.7%*	*62.9%*
Y / Y Growth		*(5.1%)*	*1.6%*	*0.1%*	*(0.3%)*

Source(s): Company materials

KeyBanc Capital Markets

69

Madison Medical Plaza – Rendina Portfolio Nearby Hospitals Name Type Beds Distance (mi) Presence Saint Joseph Medical Center STAC 446 0.04 Silver Cross Hospital STAC 289 8.00 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 84,624 174,480 391,066 - 2018 Population 85,507 177,390 401,325 - 2013-2018 Population Rate 0.21% 0.33% 0.52% 1.03% 2013 Households 31,923 59,935 129,325 - 2018 Households 32,202 60,819 132,373 - 2013 Median Households Income $48,832 $53,031 $65,850 $53,706 2018 Median Households Income $54,439 $60,814 $78,362 - 13-'18 Median Households Inc. Growth 2.20% 2.78% 3.54% - 2013 Households Income ≥$50K 15,674 32,185 83,673 - 2013 Population 75+ 5,416 9,073 16,816 - 2018 Population 75+ 5,643 9,579 18,461 - 13-'18 Population 75+ Growth 4.20% 5.58% 9.78% 10.70% 2013 Median Home Value $153,690 $168,817 $195,626 $191,227 2018 Median Home Value $180,203 $193,865 $224,013 - 2013 Unemployment Rate 13.30% 13.40% 11.30% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 70

Madison Medical Plaza – Rendina Portfolio Property: Madison Medical Plaza Type: Multi tenant MOB Square Footage: 70,023 Joliet IL Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 71

Lee Memorial Health System Outpatient Center

Property Overview

Location:	Fort Myers, FL
Type:	Single tenant MOB
Purchase Price:	$5,275,000
Purchase Date:	10/22/2015
Year Built / Renovated:	1998
2017E NOI:	$384,031
Occupancy:	100.0%
Primary Tenant:	Lee Memorial Health System
Square Feet:	24,174
Remaining Lease Term:	2.0 yrs
Affiliated / On-Campus:	Affiliated / Off campus



Property Notes

- Built 1998 and is 100% NN-leased and occupied by Lee Memorial Health System (Moody's Rated "A2"), with 5 leases and 7 different suites that each include renewal options
- Lee Health consists of four acute care hospitals and two specialty hospitals. With a total of 1,426 beds, and over 1 million patient contacts each year, this makes Lee Health the largest public health system in the state of Florida, receiving no direct tax support
- The two-story facility features automatic entrance doors and a drive-thru porte-cochere, providing a covered drop-off area for patients
- The Center is situated within the Riverwalk Medical Park, a nine-property campus that totals more than 200,000-square feet of medical office space

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	607,054	$622,233	$550,812	$626,307	$657,799
Y / Y Growth		*2.5%*	*(11.5%)*	*13.7%*	*5.0%*
Operating Expenses	(232,392)	($238,202)	($244,156)	($250,261)	($256,518)
Net Operating Income	374,662	$384,031	$306,656	$376,046	$401,281
% Margin	*61.7%*	*61.7%*	*55.7%*	*60.0%*	*61.0%*
Y / Y Growth		*2.5%*	*(20.1%)*	*22.6%*	*6.7%*

Source(s): Company materials

KeyBanc Capital Markets

72

Lee Memorial Health System Outpatient Center

Nearby Hospitals

Name	Type	Beds	Distance (mi)
Gulf Coast Medical Center	STAC	349	2.91
Golisano Children's Hospital of SW Florida	Children's	NA	3.52
HealthPark Medical Center	STAC	NA	3.72
Lee Memorial Hospital	STAC	835	4.99
Cape Coral Hospital	STAC	291	6.28

Detailed Area Map



Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	57,487	142,109	386,728	-
2018 Population	61,782	152,957	416,463	-
2013-2018 Population Rate	1.45%	1.48%	1.49%	1.03%
2013 Households	28,140	66,381	167,131	-
2018 Households	30,207	71,439	180,073	-
2013 Median Households Income	$46,306	$45,866	$47,088	$53,706
2018 Median Households Income	$54,226	$54,094	$55,111	-
13-'18 Median Households Inc. Growth	3.21%	3.36%	3.20%	-
2013 Households Income ≥$50K	13,226	30,867	79,721	-
2013 Population 75+	8,623	19,896	44,860	-
2018 Population 75+	9,514	22,332	51,641	-
13-'18 Population 75+ Growth	10.33%	12.25%	15.12%	10.70%
2013 Median Home Value	$127,724	$137,444	$129,257	$191,227
2018 Median Home Value	$164,596	$180,336	$172,372	-
2013 Unemployment Rate	7.70%	8.80%	9.70%	6.20%

Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

KeyBanc Capital Markets

73

Lee Memorial Health System Outpatient Center Property: Lee Memorial Health System Outpatient Center Type: Single tenant MOB Square Footage: 24,174 FL Fort Myers Pelican property Hospital Children’s Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 74

UnityPoint Muscatine – (Quad Cities Portfolio)

Property Overview

Location:	Muscatine , IA
Type:	Single tenant MOB
Purchase Price:	$5,886,359
Purchase Date:	12/23/2015
Year Built / Renovated:	2015
2017E NOI:	$412,043
Occupancy:	100.0%
Primary Tenant:	Trinity Medical Center
Square Feet:	21,767
Remaining Lease Term:	8.5 yrs
Affiliated / On-Campus:	Affiliated / Off campus



Property Notes

- Purpose-built for the tenant in 2015, the Muscatine Property is 100% occupied by Trinity Regional Health System, doing business as UnityPoint Clinic
- UnityPoint Clinic, a subsidiary of the System, provides family medicine, physical therapy, and urgent care services at the facility
- Additionally, the lease is guaranteed by Trinity Regional Health System (Moody's Rated "Aa3"), which operates four area hospitals
- 95% / 5% Joint Venture with an affiliate of the property's developer – Build to Suit, Inc. Build to Suit is a national developer of medical office and industrial properties. Build to Suit has completed projects in 13 states. Build to Suit does not have a promoted interest based on performance of the asset and after a two-year period, majority owner will have option to purchase Build to Suit's 5% interest

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	582,262	$586,088	$590,008	$594,030	$616,034
Y / Y Growth		*0.7%*	*0.7%*	*0.7%*	*3.7%*
Operating Expenses	(170,218)	($174,045)	($177,964)	($181,986)	($186,821)
Net Operating Income	412,044	$412,043	$412,044	$412,044	$429,213
% Margin	*70.8%*	*70.3%*	*69.8%*	*69.4%*	*69.7%*
Y / Y Growth		*(0.0%)*	*0.0%*	*0.0%*	*4.2%*

Source(s): Company materials

KeyBanc Capital Markets

75

UnityPoint Muscatine – (Quad Cities Portfolio) Nearby Hospitals Name Type Beds Distance (mi) UnityPoint Health - Trinity Muscatine STAC 48 2.78 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 15,230 26,983 36,250 - 2018 Population 15,588 27,349 36,727 - 2013-2018 Population Rate 0.47% 0.27% 0.26% 1.03% 2013 Households 5,999 10,546 14,186 - 2018 Households 6,150 10,698 14,390 - 2013 Median Households Income $49,967 $46,629 $50,711 $53,706 2018 Median Households Income $60,929 $57,787 $61,650 - 13-'18 Median Households Inc. Growth 4.05% 4.38% 3.98% - 2013 Households Income ≥$50K 3,005 4,999 7,235 - 2013 Population 75+ 959 1,727 2,320 - 2018 Population 75+ 1,029 1,832 2,534 - 13-'18 Population 75+ Growth 7.22% 6.11% 9.24% 10.70% 2013 Median Home Value $121,261 $123,544 $130,392 $191,227 2018 Median Home Value $146,105 $146,175 $154,859 - 2013 Unemployment Rate 7.20% 6.60% 6.30% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 76

UnityPoint Muscatine – (Quad Cities Portfolio) Property: UnityPoint Muscatine Type: Single tenant MOB Square Footage: 21,767 IA Muscatine Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 77

UnityPoint Moline – (Quad Cities Portfolio)

Property Overview

Location:	Moline , IL
Type:	Single tenant MOB
Purchase Price:	$3,767,143
Purchase Date:	12/23/2015
Year Built / Renovated:	2013
2017E NOI:	$263,519
Occupancy:	100.0%
Primary Tenant:	Trinity Medical Center
Square Feet:	14,640
Remaining Lease Term:	7.3 yrs
Affiliated / On-Campus:	Affiliated / Off campus


EXPRESS CARE

Property Notes

- Purpose built for the tenant in 2013, the Moline Property is 100% occupied by Trinity Medical Center and operates as a UnityPoint Clinic, similar to the Muscatine Property
- TMC is also a subsidiary of the System and operates area hospitals in Rock Island, IL, Moline, IL, Bettendorf, IA, and Muscatine, IA
- Lease is guaranteed by Trinity Regional Health System (Moody's rated "Aa3")
- 95% / 5% Joint Venture with an affiliate of the property's developer – Build to Suit, Inc. Build to Suit is a national developer of medical office and industrial properties. Build to Suit has completed projects in 13 states. Build to Suit does not have a promoted interest based on performance of the asset and after a two-year period, majority owner will have option to purchase Build to Suit's 5% interest

Property Financials

	2016E	2017P	2018P	2019P	2020P
Gross Revenue	377,437	$380,009	$382,648	$412,801	$415,574
Y/Y Growth		*0.7%*	*0.7%*	*7.9%*	*0.7%*
Operating Expenses	(113,917)	($116,490)	($119,129)	($122,930)	($125,703)
Net Operating Income	263,520	$263,519	$263,519	$289,871	$289,871
% Margin	*69.8%*	*69.3%*	*68.9%*	*70.2%*	*69.8%*
Y/Y Growth		*(0.0%)*	*0.0%*	*10.0%*	*0.0%*

Source(s): Company materials

KeyBanc Capital Markets

78

UnityPoint Moline – (Quad Cities Portfolio) Nearby Hospitals Name Type Beds Distance (mi) Genesis Medical Center - Silvis STAC 269 2.94 Trinity Moline STAC NA 3.48 Trinity Rock Island STAC 350 5.56 Detailed Area Map Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 46,895 98,940 265,843 - 2018 Population 46,646 98,872 270,624 - 2013-2018 Population Rate (0.11%) (0.01%) 0.36% 1.03% 2013 Households 20,752 42,384 110,094 - 2018 Households 20,720 42,535 112,515 - 2013 Median Households Income $47,485 $45,164 $45,245 $53,706 2018 Median Households Income $53,559 $51,236 $53,078 - 13-'18 Median Households Inc. Growth 2.44% 2.55% 3.24% - 2013 Households Income ≥$50K 9,940 19,412 50,753 - 2013 Population 75+ 4,502 8,509 19,672 - 2018 Population 75+ 4,851 9,096 21,650 - 13-'18 Population 75+ Growth 7.76% 6.90% 10.05% 10.70% 2013 Median Home Value $129,626 $122,133 $133,142 $191,227 2018 Median Home Value $170,937 $157,424 $173,617 - 2013 Unemployment Rate 7.40% 8.40% 7.30% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Hospital Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 79

UnityPoint Moline – (Quad Cities Portfolio) Property: UnityPoint Moline Type: Single tenant MOB Square Footage: 14,640 Moline IL Pelican property Hospital 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 80

Confidential Seniors Housing Property Overviews

Arcadian Cove Property Overview Location: Richmond, KY Type: NNN Assisted Living Purchase Price: $4,775,000 Purchase Date: 8/25/2015 Year Built / Renovated: 2009 2017E NOI: $358,750 Occupancy: 100.0%(1) Primary Tenant: Meridian Senior Living Square Feet: 34,650 SF Remaining Lease Term: 13.9 yrs Units: 49 AL apartments Property Notes ▪ Property contains a total of 49 Assisted Living units (“ALF”) operated by Meridian Senior Living ▪ Purpose built in 2009 on a tract of land approximately 10.7 acres ▪ The Property is currently 94.1% occupied with a private pay census of 100% ▪ 1.0x coverage in 2016, but did not cover in the second half of the year (0.9x coverage in 3Q and 4Q) ▪ 15-year NNN lease that includes two, five year renewal options ▪ The lease payments increase by 2.5% annually ▪ Contemplating re-tenanting Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 350,000 $358,750 $367,719 $376,912 $386,335 Y / Y Growth 2.5% 2.5% 2.5% 2.5% Operating Expenses - $0 $0 $0 $0 Net Operating Income 350,000 $358,750 $367,719 $376,912 $386,335% Margin 100.0% 100.0% 100.0% 100.0% 100.0% Y / Y Growth 2.5% 2.5% 2.5% 2.5% Source(s): Company materials (1) Operating occupancy as of 9/30/2016 was 98.0% 82

Arcadian Cove – Summary Historical Financials

	Historical Financials					
	Q415	Q116	Q216	Q316	Q416	2016
Residents	47.8	49.2	49.4	49.6	49.1	49.3
Occupied Units	47.0	47.4	48.1	48.3	47.9	47.9
Total Units	49.0	49.0	49.0	49.0	49.0	49.0
Occupancy %	95.8%	96.7%	98.3%	98.5%	97.7%	97.8%
Total Revenue	**$360,297**	**$362,673**	**$374,189**	**$358,519**	**$373,867**	**$1,469,247**
Period over Period Chg.		*0.7%*	*3.2%*	*(4.2%)*	*4.3%*	
Total Personal Care Services	$69,884	$62,276	$53,870	$54,217	$52,014	$222,378
Total Health Services	8,672	8,762	16,794	20,568	21,621	67,746
Total Activities & Recreations	6,581	4,262	4,135	1,235	614	10,248
Total Transportation	96	611	196	219	295	1,321
Total Dietary	53,542	48,263	41,218	46,606	53,424	189,512
Total Housekeeping/Laundry	6,572	5,512	5,980	5,173	7,126	23,790
Total Maintenance	10,824	13,844	16,186	20,263	16,065	66,358
Total Administration	43,855	55,067	47,749	53,137	58,573	214,526
Total Utilities	21,827	24,400	22,925	23,018	21,167	91,511
Total Property Taxes	8,844	8,844	8,844	8,844	22,811	49,343
Total Insurance	19,859	20,584	24,025	24,004	21,565	90,178
Total Management Service Fee	17,759	18,134	18,709	17,926	18,693	73,462
Total Operating Expense	**$268,314**	**$270,560**	**$260,632**	**$275,211**	**$293,969**	**$1,100,372**
Period over Period Chg.		*0.8%*	*(3.7%)*	*5.6%*	*6.8%*	
NET OPERATING INCOME	**$91,983**	**$92,113**	**$113,557**	**$83,307**	**$79,898**	**$368,875**
Period over Period Chg.		*0.1%*	*23.3%*	*(26.6%)*	*(4.1%)*	
NOI Margin		*25.4%*	*30.3%*	*23.2%*	*21.4%*	*25.1%*
Rent/Lease						
Total Rent/Lease	**$87,500**	**$87,500**	**$87,500**	**$88,958**	**$88,958**	**$352,917**
Period over Period Chg.		-	-	*1.7%*	-	-
Coverage	**1.1x**	**1.1x**	**1.3x**	**0.9x**	**0.9x**	**1.0x**
Period over Period Chg.		*0.1%*	*23.3%*	*(27.8%)*	*(4.1%)*	

	Historical Financials - Common Size					
	Q415	Q116	Q216	Q316	Q416	2016
Total Revenue	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**	**100.0%**
Period over Period Chg.		-	-	-	-	
Total Personal Care Services	19.4%	17.2%	14.4%	15.1%	13.9%	15.1%
Total Health Services	2.4%	2.4%	4.5%	5.7%	5.8%	4.6%
Total Activities & Recreations	1.8%	1.2%	1.1%	0.3%	0.2%	0.7%
Total Transportation	0.0%	0.2%	0.1%	0.1%	0.1%	0.1%
Total Dietary	14.9%	13.3%	11.0%	13.0%	14.3%	12.9%
Total Housekeeping/Laundry	1.8%	1.5%	1.6%	1.4%	1.9%	1.6%
Total Maintenance	3.0%	3.8%	4.3%	5.7%	4.3%	4.5%
Total Administration	12.2%	15.2%	12.8%	14.8%	15.7%	14.6%
Total Utilities	6.1%	6.7%	6.1%	6.4%	5.7%	6.2%
Total Property Taxes	2.5%	2.4%	2.4%	2.5%	6.1%	3.4%
Total Insurance	5.5%	5.7%	6.4%	6.7%	5.8%	6.1%
Total Management Service Fee	4.9%	5.0%	5.0%	5.0%	5.0%	5.0%
Total Operating Expense	**74.5%**	**74.6%**	**69.7%**	**76.8%**	**78.6%**	**74.9%**
NET OPERATING INCOME	**25.5%**	**25.4%**	**30.3%**	**23.2%**	**21.4%**	**25.1%**
Total Rent/Lease	**24.3%**	**24.1%**	**23.4%**	**24.8%**	**23.8%**	**24.0%**

KeyBanc
Capital Markets
83

Arcadian Cove Property: Arcadian Cove Assisted Living Type: NNN Assisted Living Square Footage: 34,650 Richmond KY Pelican property Demographic Summary 3 mile 5 mile 10 mile U .S. Average 2013 Population 18,767 38,245 74,961 - 2018 Population 19,564 39,925 77,925 - 2013-2018 Population Rate 0.84% 0.86% 0.78% 1.03% 2013 Households 6,620 14,904 29,029 - 2018 Households 6,966 15,611 30,260 - 2013 Median Households Income $28,694 $33,434 $40,149 $53,706 2018 Median Households Income $33,437 $39,716 $49,220 - 13-'18 Median Households Inc. Growth 3.11% 3.50% 4.16% - 2013 Households Income ≥$50K 1,932 5,289 12,103 - 2013 Population 75+ 732 2,027 3,748 - 2018 Population 75+ 802 2,316 4,364 - 13-'18 Population 75+ Growth 9.60% 14.24% 16.43% 10.70% 2013 Median Home Value $167,248 $146,722 $132,400 $191,227 2018 Median Home Value $181,946 $167,302 $150,642 - 2013 Unemployment Rate 12.10% 8.90% 8.00% 6.20% Source(s): Google Maps, American Hospital Directory, Inc., Company materials , SNL Financial, U.S. Census Bureau Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections 84

Cedarhurst of Collinsville Property Overview Location: Collinsville, IL Type: RIDEA AL/MC Purchase Price: $11,600,000 Purchase Date: 8/21/2015 Year Built / Renovated: 2009 2017E NOI: $900,865 Occupancy: 96.2% Primary Tenant: Cedarhurst Senior Living, LLC Square Feet: 56,700 SF 2017E Margin: 33.8% Units: 71 AL / MC Units Property Notes ▪ The Property, operated by Cedarhurst, contains one building with a total of 71 units, all of which offer both assisted living (“AL”) and memory care (“MC”) services ▪ The three-story, steel construction building was purpose built in 2008 and opened in 2009 (currently has an all private pay census) ▪ Three-year agreement with Cedarhurst includes a 4.5% management fee and a 20% incentive fee ▪ Margin in the low 30% range Property Financials 2016E 2017P 2018P 2019P 2020P Gross Revenue 2,590,350 $2,666,831 $2,745,575 $2,826,650 $2,910,125 Y / Y Growth 3.0% 3.0% 3.0% 3.0% Operating Expenses (1) (1,724,691) ($1,765,966) ($1,808,293) ($1,851,698) ($1,896,209) Net Operating Income 865,659 $900,865 $937,283 $974,953 $1,013,917% Margin 33.4% 33.8% 34.1% 34.5% 34.8% Y / Y Growth 4.1% 4.0% 4.0% 4.0% Source(s): Company materials (1) Includes ARC oversight fee 85

Cedarhurst of Collinsville

Competition Detail

	0 - 3 Mile Radius	3 - 5 Mile Radius	5 - 10 Mile Radius
Existing Properties			
IL - # of Properties	0	0	2
IL - Average Age	NA	NA	29
AL - # of Properties	0	1	8
AL - Average Age	NA	10	10
IL Units	0	0	358
AL Units	0	103	535
MC Units	0	0	169
Total Units	0	103	1,062
Under Construction			
IL - # of Properties	0	0	0
AL - # of Properties	0	0	0
IL Units	0	0	0
AL Units	0	0	0
MC Units	0	0	0
Total Units	0	0	0
% of Total	***NA***	***0.0%***	***0.0%***
Total Units (Existing & Construction)	0	103	1,062

Demographic Summary

	3 mile	5 mile	10 mile	U.S. Average
2013 Population	33,771	57,121	262,334	-
2018 Population	33,308	57,191	263,253	-
2013-2018 Population Rate	(0.28%)	0.02%	0.07%	1.03%
2013 Households	14,172	23,181	103,370	-
2018 Households	14,015	23,248	103,981	-
2013 Median Households Income	$51,348	$56,308	$52,982	$53,706
2018 Median Households Income	$59,828	$68,884	$62,378	-
13-'18 Median Households Inc. Growth	3.10%	4.11%	3.32%	-
2013 Households Income ≥$50K	7,313	13,074	54,993	-
2013 Population 75+	2,229	3,542	16,265	-
2018 Population 75+	2,365	3,832	17,112	-
13-'18 Population 75+ Growth	6.10%	8.20%	5.21%	10.70%
2013 Median Home Value	$161,683	$171,171	$160,580	$191,227
2018 Median Home Value	$203,838	$217,415	$212,224	-
2013 Unemployment Rate	9.30%	9.70%	10.90%	6.20%

Source(s): SNL Financial, U.S. Census Bureau, NIC Map
Note: U.S. Average represents 2015 estimates and 2015-2020 growth projections

KeyBanc Capital Markets

86

Cedarhurst of Collinsville Property: Cedarhurst of Collinsville Type: RIDEA AL / MC Units 71 AL / MC Units IL Collinsville Pelican property Competitors 10 mile radius 5 mile radius 3 mile radius Source(s): Google Maps, American Hospital Directory, Inc., Company materials 87

Cedarhurst of Collinsville - Competition Detail

Competitors Within a 3 Mile Radius

Property Name	Year Opened	Property Status	Operator	Total Units Total	Total Units Open	Total Units Const.	Independent Living Open	Independent Living Const.	Independent Living Total	Assisted Living Open	Assisted Living Const.	Assisted Living Total	Memory Care Open	Memory Care Const.	Memory Care Total	Age
Cedarhurst of Collinsville	2009	Open	Dover Capital, LLC	71	71	0	0	0	0	54	0	54	17	0	17	7
			Total - 3 mile radius	*71*	*71*	*0*	*0*	*0*	*0*	*54*	*0*	*54*	*17*	*0*	*17*	*7*

Competitors Within a 5 Mile Radius

Property Name	Year Opened	Property Status	Operator	Total Units Total	Total Units Open	Total Units Const.	Independent Living Open	Independent Living Const.	Independent Living Total	Assisted Living Open	Assisted Living Const.	Assisted Living Total	Memory Care Open	Memory Care Const.	Memory Care Total	Age
Cambridge House of Maryville	2006	Open	Gardant Management Solutions	103	103	0	0	0	0	103	0	103	0	0	0	10
			Total - 5 mile radius	*103*	*103*	*0*	*0*	*0*	*0*	*103*	*0*	*103*	*0*	*0*	*0*	*10*

Competitors Within a 10 Mile Radius

Property Name	Year Opened	Property Status	Operator	Total Units Total	Total Units Open	Total Units Const.	Independent Living Open	Independent Living Const.	Independent Living Total	Assisted Living Open	Assisted Living Const.	Assisted Living Total	Memory Care Open	Memory Care Const.	Memory Care Total	Age
Bradford Place	1990	Open	Legacy Nursing Care Inc.	47	47	0	0	0	0	39	0	39	8	0	8	26
Cambridge House of O'Fallon	2003	Open	Gardant Management Solutions	106	106	0	0	0	0	106	0	106	0	0	0	13
Cambridge House of Swansea	2009	Open	Gardant Management Solutions	103	103	0	0	0	0	103	0	103	0	0	0	7

Source(s): NIC Map

Denotes ARC III property

KeyBanc Capital Markets

88

Cedarhurst of Collinsville - Competition Detail Competitors Within a 10 Mile Radius (Cont.) Total Units Independent Living Assisted Living Memory Care Property Name Year Property Operator Total Open Const. Open Const. Total Open Const. Total Open Const. Total Age Opened Status Cedarhurst of Edwardsville 2014 Open Dover Capital, LLC 54 54 0 0 0 0 0 0 0 54 0 54 2 Cedarhurst of Shiloh 2011 Open Dover Capital, LLC 95 95 0 8 0 8 56 0 56 31 0 31 5 Eden Retirement Community 1976 Open Unknown Stakeholder 261 261 0 187 0 187 74 0 74 0 0 0 40 (#2078) Fountain View Manor 2009 Open Frontier Management, LLC 46 46 0 0 0 0 0 0 0 46 0 46 7 Meridian Village - Lutheran Senior 1999 Open Lutheran Senior Services 243 243 0 163 0 163 66 0 66 14 0 14 17 Services Parkway Gardens 2010 Open Americare Systems Inc 44 44 0 0 0 0 28 0 28 16 0 16 6 The Fountains of Shiloh 2004 Open Good Neighbor Care 63 63 0 0 0 0 63 0 63 0 0 0 12 Centers Total - 10 mile radius 1,062 1,062 0 358 0 358 535 0 535 169 0 169 14 Source(s): NIC Map Denotes ARC III property 89

Confidential Appendix

Confidential Benchmarking Analysis

Public Market Overview – Portfolio Benchmarking

	Small to Mid Cap Healthcare Peers											The Big Three			MOB Focused				
	OHI	SNH	MPW	NHI [1]	CCP	LTC	SBRA	SNR	CTRE	GMRE	MRT	HCN	VTR	HCP	HTA [2]	HR	DOC [3]	UHT	CHCT
% SNF	88.6%	-	-	34.6%	91.5%	44.9%	56.0%	-	78.8%	-	75.0%	18.3%	4.3%	-	-	-	-	-	-
% AL/IL	11.4%	70.1%	-	62.9%	4.1%	51.4%	43.4%	100.0%	21.2%	-	-	63.5%	60.1%	45.1%	0.8%	-	-	-	-
% MOB	-	27.6%	1.5%	1.0%	-	-	-	-	-	12.9%	4.2%	17.3%	29.7%	29.8%	96.3%	90.1%	96.2%	80.0%	32.7%
% Hospital	-	-	98.5%	1.5%	4.4%	-	0.5%	-	-	16.1%	16.7%	-	4.1%	NA	2.8%	5.0%	2.1%	9.2%	-
% Other	-	2.3%	-	-	-	3.7%	-	-	-	71.0%	4.2%	0.9%	1.9%	25.1%	-	5.0%	1.7%	10.8%	67.3%
Total Enterprise Value ($MM)	$11,205.7	$8,367.6	$7,106.3	$4,086.9	$3,526.6	$2,424.8	$3,004.3	$2,926.2	$1,477.2	$110.2	$712.4	$39,279.5	$33,504.8	$24,753.0	$6,420.5	$4,917.6	$3,554.3	$1,188.8	$298.9
P/2017E FFO	9.3x	10.7x	9.8x	14.4x	9.3x	14.7x	11.2x	7.8x	13.2x	NA	9.4x	15.6x	15.0x	16.3x	18.3x	18.7x	16.1x	NA	14.0x
Average P/2017E FFO						11.0x							15.6x				16.8x		
P/2018E FFO	9.3x	10.6x	9.3x	14.0x	9.2x	14.2x	10.7x	7.5x	12.4x	9.9x	8.7x	14.8x	14.6x	15.8x	17.4x	17.7x	15.8x	NA	12.4x
Average P/2018E FFO						10.5x							15.1x				15.8x		

Source: Capital IQ, Green Street Advisors and SNL Financial as of 2/21/2017
Note: Percent of portfolio calculated by percent of Gross Asset Value
(1) Percent of portfolio calculated by percent of revenue
(2) Percent of portfolio calculated by percent of ABR
(3) Percent of portfolio calculated by percent of cash NOI

KeyBanc Capital Markets

92

Number of States 60 49 50 45 43 43 42 States 40 37 36 36 32 31 30 30 29 of 27 Number 30 20 10 0 HCN HCP SNH OHI SNR CCP SBRA NHI HTA LTC MPW DOC HR VTR Interest Coverage 14.0x 11.5x 12.0x Coverage 10.0x 8.1x 8.0x 5.9x 5.9x Interest 6.0x 4.8x 4.7x 4.7x 4.6x 4.5x 3.7x 3.7x 3.5x 4.0x 3.0x 2.7x 2.0x 0.0x LTC NHI UHT OHI HR HCN HTA VTR SNH CTRE SBRA HCP MPW DOC Source: Company filings and SNL Financial as of 12/31/2016 Peer Market Data as of 2/21/2017 Benchmarking Analysis – Operating Metrics Number of Properties Average: 30 1,600 1,464 1,400 1,232 1,200 981 $Properties 1,000 802 800 of 20 20 18 Number 600 431 14 400 355 340 235 216 205 205 202 4 200 CTRE UHT CHCT GMRE MRT 0 HCN VTR OHI HCP SNH HTA CCP DOC LTC MPW NHI HR Enterprise Value Average: 4.9x $50,000 .5 $45,000 $.8 ( $40,000 $.0 $35,000 Value $30,000 $Enterprise $25,000 .7 $20,000 .6 .3 2.6x $15,000 $$$.5 .6 .9 .3 .6 .3 $10,000 $$$$$$NA NA NA NA $5,000 SNR CCP CHCT GMRE MRT $0 VTR HCP OHI SNH MPW HTA HR NHI DOC CCP SBRA HCN Average: 386 Properties 182 154 151 65 52 31 24 SBRA SNR CTRE UHT CHCT GMRE MRT Average: $8,361m $.2 $.8 $.2 $.8 $.4 $.9 $.2 SNR LTC CTRE UHT MRT CHCT GMRE 93

Benchmarking Analysis – Valuation Metrics 2018E FFO Multiple Average: 12.5x 20.0x 17.4x 15.8x 15.8x 17.7x 14.8x 14.6x 14.2x 14.0x 16.0x Mulitple 12.4x 12.4x 10.7x 10.6x 9.9x FFO 12.0x 9.3x 9.3x 9.2x 8.7x 2018E 7.5x 8.0x 4.0x NA 0.0x HTA DOC HCP HCN VTR LTC NHI CHCT CTRE SBRA SNH GMRE MPW OHI CCP MRT SNR UHT HR Price / Consensus NAV 140% 127% 122% 121% 121% 116% 115% Average: 107% 113% 111% 111% 110% 110% 109% 108% 120% 97% NAV 100% 85% 83% 83% 76% Cons. 80% to Price 60% 40% 20% NA 0% NHI CTRE LTC CHCT VTR HTA HCP SBRA DOC OHI HR MPW HCN CCP SNH UHT GMRE SNR UHT 2018E AFFO Multiple 25.0x 23.2x 19.4x 17.8x 17.0x 20.0x 16.5x 16.0x Mulitple 15.0x AFFO 2018E 10.0x 5.0x 0.0x HTA HCP DOC HCN VTR HR Implied Nominal Cap Rate 10.0% 9.3% Rate 8.0% 7.8% 7.7% 7.6% 7.4% 7.0% Cap Nominal 6.0% Implied 4.0% 2.0% 0.0% CCP SNR SNH SBRA MRT GMRE Average: 13.5x 15.0x 14.8x 12.4x 12.4x 11.7x 11.0x 10.3x 10.0x 9.9x 9.1x 9.0x 8.2x NA NHI LTC CHCT SNH CTRE SBRA MPW OHI GMRE MRT CCP SNRUHT Average: 6.4% 7.0% 7.0% 6.9% 6.0% 6.0% 5.9% 5.8% 5.6% 5.5% 5.5% 5.2% 5.0% 4.1% CHCT OHI CTRE MPW NHI HCN VTR LTC HR DOC HTA HCP UHT Source: Company filings and SNL Financial as of 12/31/2016 Peer Market Data as of 2/21/2017 94

Benchmarking Analysis – Leverage and Yield Metrics Net Debt + Preferred / 2018E EBITDA 12.0x 10.2x EBITDA 10.0x 7.6x 2018E 8.0x 6.5x / 5.7x Preferred 6.0x 5.6x 5.3x 5.1x 5.0x 4.8x + Debt 4.0x Net 2.0x 0.0x HCP HCN VTR HTA MRT HR SNR SNH SBRA 2018E AFFO Payout Ratio Net Debt + Preferred / Enterprise Value Average: 5.2x 80.0% Average: 36.3% 70.8% Value 70.0% 60.0% 50.1% Enterprise 50.0% 43.7% 43.2% 40.2% 39.8% 38.2% 38.1% 37.0% / 4.6x 4.4x 4.4x Preferred 40.0% 32.7% 29.9% 27.4% 27.2% 27.0% 25.6% 4.2x 24.2% 4.1x 21.9% 30.0% 3.4x 2.8x + Debt 20.0% Net 10.0% NA NA NA NA NA OHICCP MPW NHI LTCCTREDOCCHCT GMRE UHT 0.0% SNH CCP MPWHCP OHI HCNVTRCTREHTA NHI UHT HRLTCDOCCHCT GMRE SNRMRTSBRA Current Dividend Yield 120% 100% Average: 78.5% 96% 94% 89% 86% 84% 84% 12.0% 10.0% 10.1% 9.4%9.2% Average: 6.2% Payout AFFO 2018 80% 60% 40% 20% 0% 82% 82% 79% 78% 78% 75% 73% 72% Yield 71% 71% 69% 51% Dividend Current NA SNH GMRE HR HCN CHCT HCP CCP SNR VTR DOC OHI HTA NHI LTC SBRA MPW MRT CTRE UHT 8.0% 6.0% 4.0% 2.0% 0.0% 7.9% 7.8% 7.5% 7.2% 6.8% 6.6% 5.3% 5.1% 5.0% 4.9% 4.8% 4.6% 4.4% 4.1% 3.9% 3.9% SNR GMRE CCP SNH OHI MRT MPW CHCT SBRA HCN NHI VTR LTC HCP DOC CTRE UHT HTA HR Source: Company filings and SNL Financial as of 12/31/2016 Peer Market Data as of 2/21/2017 95

Benchmarking Analysis – MOB Peers MOB $Investment ($millions) Number of MOB Properties 6,000 Average: $3,370m 400 Average: 200 Properties 366 5,255 342 350 5,000 4,452 4,321 300 3,916 $257 Investments 4,000 3,166 3,063 Properties 250 239 226 # 3,000 2,724 — 200 182 — MOB MOBs 150 2,000 119 100 1,000 52 50 60 17 NA 0 0 HCN HTA HCP HR SNH DOC CHCT UHT VTR VTR HTA HCN HCP DOC HR SNH UHT CHCT MOB Square Feet (000s) Acquisition Price / MOB Square Foot 25,000 Average: 13,285 sq. ft. ( 350 Average: $238.90 287 ('000s) 19,900 300 269 264 20,000 18,213 261 259 239 16,825 Footage 16,709 250 Footage 215 15,000 13,245 200 Square 10,000 11,401 9,480 Square 150 — 117 MOB MOBs 100 / mm)$5,000 Price 50 512 NA NA 0 0 HCP HCN HTA HR SNH DOC CHCT UHT SNH VTR HCN HTA HR HCP CHCT UHT VTR DOC Source: Company filings and SNL Financial as of 12/31/2016 Peer Market Data as of 2/21/2017 96

Benchmarking Analysis – MOB Peers MOB – Occupancy 120% Average: 93% 100% 96% 96% 95% 93% 92% 92% 92% 89% Occupancy% 80% — 60% MOB 40% 20% NA 0% DOC HCN VTR HCP HTA CHCT HR UHT SNH MOB 2017-2019 Lease Expirations as% of Total Leased SF 50% 47.5% Average: 27.4% Expiration 45% 42.8% 40% 33.9% Leases 35% 30% 27.5% Term 25% 24.3% 23.4% 21.4% Near 20% 16.4%% — 15% MOBs 9.7% 10% 5% 0% HR HCP CHCT UHT VTR HTA HCN SNH DOC Source: Company filings and SNL Financial as of 12/31/2016 Peer Market Data as of 2/21/2017 (1) Percent of portfolio calculated by percent of ABR (2) Percent of portfolio calculated by percent of revenue MOB% of Total Portfolio by Gross Asset Value 120% Average: 55.6% Portfolio 100% 96.3% 96.2% 90.1% Total 80.0% 80%% — MOBs 60% 40% 32.7% 29.8% 29.7% 27.6% 20% 18.2% 0% DOC (2) HR UHT CHCT HCP VTR SNH HCN HTA(1)% On Campus / Affiliated MOB SF 100% 95.0% 94.6% Average: 84.8% 91.9% Affiliated 85.0% 79.2% 80% / Campus 63.1% 60% On% — 40% MOBs 20% NA NA NA 0% HCN HCP HTA HR DOC VTR CHCT SNH UHT 97

Benchmarking Analysis – Seniors Housing Peers Seniors Housing – Occupancy 100%98% Occupancy 95% 90% 90% 90% 90% 87% 86% 85% 85%% — 85% Housing 80% Senior 75% 70% 65% 60% SNR VTR HCN SBRA HCP CTRE LTC SNH Seniors Housing EBITDARM Coverage 1.8x 1.6x 1.5x 1.6x MCoverage 1.4x 1.3x 1.3x 1.3x 1.2x 1.2x 1.2x 1.2x EBITDAR 1.0x — 0.8x Housing 0.6x Senior 0.4x 0.2x 0.0x CTRE LTC HCP HCN SBRA NHI SNR CCP Source: Company filings and SNL Financial as of 12/31/2016 Peer Market Data as of 2/21/2017 (1) Percent of portfolio calculated by percent of total revenue Seniors Housing Properties Average: 88% 1,000 929 Average: 269 Properties 900 800 740 Properties 700 81% 600 # — 500 Housing 400 362 302 300 Senior 200 154 129 112 111 79 100 NA NA 32 14 0 CCP NHI OHI HCN VTR HCP SNH SNR NHI OHI LTC SBRA CTRE CCP Seniors Housing% of Total Portfolio by Gross Asset Value Average: 1.3x 100% 100.0% Average: 48% GAV) (By 80% 70.1% Portfolio 63.5% 62.9% 60.1% 60% 51.4%% 45.1% — 43.4% Housing 40% Senior 21.2% 20% 11.4% 4.1% NA NA NA 0% OHI SNH VTR SNH HCN NHI (1) VTR LTC HCP SBRA CTRE OHI CCP SNR 98